                                                                   EXHIBIT 10.42

   CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
              EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

                     MARKETING RIGHTS, DEVELOPMENT, ROYALTY,

                     REVOLVING CREDIT AND SECURITY AGREEMENT

                                     BETWEEN

                                PALL CORPORATION

                                       AND

                             V.I. TECHNOLOGIES, INC.


                                 August 6, 2002

                                TABLE OF CONTENTS

ARTICLE I DEFINITIONS............................................................................................  1

         Section 1.01               Defined Terms................................................................  1

         Section 1.02               Other Definitional Provisions................................................  7


ARTICLE II TERMINATION OF ORIGINAL AGREEMENT; RESEARCH AND DEVELOPMENT PAYMENTS..................................  8


ARTICLE III SYSTEMS DEVELOPMENT; USE AND PRICING OF PALL PRODUCTS; ROYALTY PAYMENTS..............................  8

         Section 3.01               Systems Development; Option for Marketing Rights.............................  8

         Section 3.02               Production of Systems; Use of Pall Products..................................  9

         Section 3.03               Pricing of Pall Products.....................................................  9

         Section 3.04               Regulatory Activities........................................................ 10

         Section 3.05               Royalty Payments............................................................. 10

         Section 3.06               Timing of Royalty Payments................................................... 10

         Section 3.07               Assignment of the [*****]  Agreement......................................... 10


ARTICLE IV PATENTS, KNOW-HOW, TRADEMARKS......................................................................... 11

         Section 4.01               Vitex Sole Ownership......................................................... 11

         Section 4.02               Pall Sole Ownership.......................................................... 11

         Section 4.03               Inventions................................................................... 11

         Section 4.04               Vitex Trademarks............................................................. 11

         Section 4.05               Pall Trademarks.............................................................. 11


ARTICLE V REVOLVING CREDIT FACILITY; SECURITY INTEREST........................................................... 11

         Section 5.01               Revolving Credit Facility.................................................... 11

         Section 5.02               Non-transferability of Credit Facility....................................... 13

         Section 5.03               Payments by Vitex............................................................ 13

         Section 5.04               Pledge of Collateral......................................................... 13

         Section 5.05               Continuing Security Interest; Binding on Successors.......................... 14

         Section 5.06               Events of Default; Remedies.................................................. 14

----------
Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

         Section 5.07               Obligations Absolute......................................................... 17

         Section 5.08               Perfection of Security Interests: UCC Filings;
                                    Deposit and Securities Account Agreements.................................... 17

         Section 5.09               Vitex Covenants Related to Credit Facility................................... 17

         Section 5.10               UCC Termination Filings...................................................... 18

         Section 5.11               Further Assurances........................................................... 18

         Section 5.12               Pall Appointed Attorney-in-Fact.............................................. 19


ARTICLE VI CONFIDENTIAL INFORMATION.............................................................................. 19

         Section 6.01               General...................................................................... 19

         Section 6.02               Exceptions................................................................... 20

         Section 6.03               Survival; Injunctive Relief.................................................. 20

         Section 6.04               Press Releases............................................................... 20


ARTICLE VII BOOKS AND RECORDS.................................................................................... 20

         Section 7.01               Records...................................................................... 20

         Section 7.02               Retention.................................................................... 21


ARTICLE VIII REPRESENTATIONS AND WARRANTIES...................................................................... 21

         Section 8.01               Vitex Representations........................................................ 21

         Section 8.02               Pall Representations......................................................... 22


ARTICLE IX MISCELLANEOUS......................................................................................... 23

         Section 9.01               Notices...................................................................... 23

         Section 9.02               Entire Agreement............................................................. 24

         Section 9.03               Amendments................................................................... 24

         Section 9.04               Governing Law; Consent to Jurisdiction; Waiver of Jury Trial................. 25

         Section 9.05               Assignment................................................................... 25

         Section 9.06               Binding Effect............................................................... 25

         Section 9.07               Waivers...................................................................... 26

         Section 9.08               Costs and Attorneys' Fees.................................................... 26

         Section 9.09               Counterparts................................................................. 26

         Section 9.10               Further Assurances........................................................... 26

THIS MARKETING RIGHTS, DEVELOPMENT, ROYALTY, REVOLVING CREDIT AND SECURITY AGREEMENT (the "Agreement") dated the 6th day of August 2002 ("the Date of this Agreement") is made between PALL CORPORATION, a New York corporation ("Pall"), with principal offices at 2200 Northern Blvd., East Hills, New York 11548, and V.I. TECHNOLOGIES, INC., a Delaware corporation ("Vitex"), with principal offices at 134 Coolidge Avenue, Watertown, MA 02472.

                                   BACKGROUND

WHEREAS, Pall and Vitex entered into a Joint Development, Marketing and Distribution Agreement (the "Original Agreement") on February 19, 1998, pursuant to which Pall and Vitex agreed to combine their efforts and resources in the development and commercialization of systems used in the inactivation of viruses and pathogens in red blood cells and/or platelets.

WHEREAS, Pall and Vitex have concluded that it is in the best interests of the development program to restructure the relationship of the parties by (i) providing Vitex with a one year opportunity to add additional marketing and distribution partners with the overall objective of promoting the worldwide commercialization of the INACTINE red cell system, while retaining Pall's technical and financial involvement in the program, (ii) preserving Pall's rights to continue its marketing responsibilities in those geographic areas not covered by new partners or, alternatively, to convert its investment in the development program into a royalty structure combined with use of Pall products in the INACTINE treatment process, and (iii) modifying Pall's financial responsibility to the program during the one-year period commencing on the Date of this Agreement consistent with the above.

WHEREAS, the board of directors of Vitex, and the board of directors of Pall (acting by its executive committee), have authorized and approved this Agreement.

NOW, THEREFORE, in consideration of the foregoing background and of the mutual covenants and promises contained herein, the parties hereto, intending to be legally bound hereby, agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

SECTION 1.01 DEFINED TERMS. The capitalized words used in this Agreement shall have the meanings assigned to them in this Article I.

"Accounts" of any Person means all of such Person's "accounts" as defined in
Section 9-102(a)(2) of the UCC, including all customer lists, ledgers, books of account, records, computer programs, computer disks or tape files, computer printouts, computer runs, and other computer prepared information relating to any of the foregoing.

"Affiliate" with respect to any Person, means any other Person that directly or indirectly, through one or more intermediaries, controls or is controlled by or is under common control with the Person specified.

"Banker Liens" means all Liens arising under law with respect to (a) any ordinary and customary bank charges or charge-backs imposed by the banks or financial institutions at which the Deposit Accounts are maintained for services rendered in connection with the Deposit Accounts and (b) any ordinary and customary fees and normal broker's commissions charged by the broker or financial institution at which the Securities Accounts are maintained for services rendered in connection with the Securities Accounts, but not any Liens with respect to any bank loans to Vitex.

"Business Day" means any day other than a Saturday, Sunday or bank holiday in the State of New York.

"Chattel Paper" of any Person means any of such Person's "chattel paper," as such term is defined in Section 9-102(a)(11) of the UCC, and shall include, without limitation, all records owned or held by such Person which evidence both a monetary obligation and a security interest in or a lease of specific goods.

"Collateral" means with respect to a Person, (a) all Inventory of such Person;
(b) all Accounts of such Person; (c) all Chattel Paper and Instruments of such Person; (d) all Documents of such Person; (e) all Equipment of such Person; (f) all General Intangibles and Computer Programs of such Person; (g) all Investment Property of such Person; (h) all Payment Intangibles of such Person; (i) all Deposit Accounts and Securities Accounts of such Person; (j) all Letter-of-Credit Rights of such Person; (k) all other rights to the payment of money, including, but not limited to, amounts due from any Person, amounts due from any shareholder, tax refunds, insurance proceeds and all indebtedness and other sums owed to such Person by any of its subsidiaries or affiliates; (l) all Supporting Obligations; (m) all other goods and personal property of such Person whether tangible or intangible or whether now owned or hereafter acquired by such Person and wherever located, including all goods that are the subject of Consignment; (n) all books, correspondence, credit files, records, invoices, bills of lading and other documents relating to any of the foregoing; and (o) all accessions to, substitutions for, replacements, proceeds and products of any of the foregoing, including, but not limited to, all rights in, to and under all policies of insurance, including, but not limited to, claims or rights to payments thereunder and proceeds therefrom, and any credit insurance; provided, however, that, notwithstanding the foregoing or anything in this Agreement to the contrary, "Collateral" shall not include, and Vitex is not granting to Pall a security interest in, any Intellectual Property.

"Computer Program" of a Person shall mean any computer software program created by or on behalf of such Person, or to which such Person obtained any rights of ownership or exploitation, at any time before or after the date of this Agreement, whether for internal use, for commercial distribution or other exploitation, or for any other use whatsoever.

"Consignment" means "consignment" as such term is defined in Section 9-102(a)(20) of the UCC.

"Deposit Account" means, with respect to any Person, any "deposit account" of such Person as such term is defined in Section 9-102(a)(29) of the UCC.

"Document" means, with respect to any Person, any "document" of such Person, as such term is defined in Section 9-102(a)(30) of the UCC.

"Dollars" and "$" means dollars in lawful currency of the United States of America.

"Equipment" of any Person means all of such Person's "equipment" (as defined in Section 9-102(a)(33) of the UCC) and shall include, without limitation, all machinery, office equipment, furniture, furnishings, fixtures, computers, and other tangible personal property.

"FDA" means the United States Food and Drug Administration.

"General Intangibles" of any Person means all "general intangibles" of such Person, as such term is defined in Section 9-102(a)(42) of the UCC, including, in the case of Vitex, the Pharma Cash Payment.

"Governmental Authority" means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

"Inactivation" or "Inactivating" means the reduction, inactivation, disabling, destruction, removal, washing away or attenuation, by Vitex or a third party using a System, of viruses, bacteria, parasites or other pathogens, for the decontamination of Red Blood Cells or Platelets.

"Inactivated" when used to refer to Red Blood Cells or Platelets means such Red Blood Cells or Platelets as to which Inactivation has been performed by Vitex or a third party, using a System.

"Instrument" of any Person means any "instrument" of such Person, as such term is defined in Section 9-102(a)(47) of the UCC.

"Intellectual Property" of a Person shall mean, without limiting the generality of the definition of "General Intangibles" set forth herein, all know-how, processes, designs, techniques, plans, artwork, packaging, documentation, advertising material, specifications, models, data, inventions and similar types of property related to, or used by such Person in connection with its business and all underlying and derivative works of any of the foregoing whenever created, and all rights of such Person therein and thereto of every kind and nature, including, but not limited to, any and all copyrights, copyright applications, rights in copyright, interests in copyrights and renewals and extensions of copyrights, domestic and foreign, heretofore or hereafter obtained thereupon, and all trademarks, trade names, service marks and logos, and variants thereof and rights therein, and all registrations thereof and applications to register any of the foregoing, trade secret rights, patents, patent applications, industrial property and other rights, provided, however, that, notwithstanding the foregoing or anything in this Agreement to the contrary, "Intellectual Property" shall not include "Computer Programs".

"Inventions" means any and all technical information, applications, data or knowledge developed or acquired by a Person, including but not limited to operating conditions, process designs, specifications, drawings, devices, technology, discoveries and know-how relating thereto, whether or not these would be patentable.

"Inventory" of any Person means any "inventory" of such Person, as such term is defined in Section 9-102(a)(48) of the UCC.

"Investment Property" of a Person means any "investment property" of such Person as such term is defined in Section 9-102(a)(49) of the UCC.

"Knowledge" means the actual knowledge of any executive officer (as defined in Rule 405 under the Securities Act of 1933) of Pall or Vitex.

"Lien" means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

"Letter-of-Credit Rights" of a Person means any "letter-of-credit rights" of such Person, as such term is defined in Section 9-102(a)(51) of the UCC.

"Material Default" means the failure of a party hereto to perform or fulfill such party's obligations under this Agreement if the obligations which such defaulting party has failed to perform or fulfill are of such nature or importance that it is unreasonable to expect the non-defaulting party to continue to perform its obligations under this Agreement or are such as to evidence either bad faith by the defaulting party or the inability of the defaulting party, for financial or other reasons, to continue to perform its obligations under this Agreement, and such failure remains uncured for a period longer than thirty days from the date that notice of such failure is given to the defaulting party by the non-defaulting party.

"Pall Bag" means any flexible plastic bag or bags, whether interconnected or not, suitable or used for containing blood, blood components or any Solutions (including, but not limited, to Pall Solutions), which in all cases are manufactured and/or sold by Pall.

"Pall's Field of Use" means filtration, separation, filters, filter media and supports and their design and manufacture.

"Pall Filter" means a leukocyte reduction filter and any other type of filter manufactured and/or sold by Pall.

"Pall Know-How" means unpatented inventions, applications, data, processes, compositions, techniques and other technical information relating to Pall's Field of Use and proprietary to Pall, which are solely owned by Pall or which Pall has the right to control the use of, whether relating to the Systems or not, including, but not limited to, methods for the manufacture or use of Pall Products.

"Pall Patents" means all United States and foreign patent applications and patents, whether relating to the Systems or not, or any portion thereof, or methods for manufacture or use thereof, which relate to Pall's Field of Use, owned by Pall or licensed to Pall with the right to sublicense and claiming an invention conceived solely by employees and/or agents and/or licensors of Pall, both prior to the date of and during the term of the Original Agreement and this Agreement, including any continuations, divisions, reissues, re-examinations and all foreign counterparts thereof.

"Pall Quarter" means a fiscal quarter of Pall commencing on or after August 4, 2002.

"Pall Solutions" means any Solution manufactured and/or sold by Pall.

"Payment Intangible" of a Person means a "payment intangible" of such Person, as such term is defined in Section 9-102(a)(61) of the UCC.

"Permitted Liens" means:
(a) Liens imposed by law for taxes that are not yet due or are being contested in good faith by appropriate proceedings;
(b) (i) carriers', warehousemen's, mechanics', materialmen's, repairmen's and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or are being contested in good faith by appropriate proceedings and (ii) landlord's Liens arising by operation of law in the ordinary course of business;
(c) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations or letters of credit or guarantees issued in respect thereof;
(d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business or letters of credit or guarantees issued in respect thereof;
(e) judgment liens in respect of judgments that do not constitute an Event of Default;
(f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of Vitex;
(g) Liens in favor of custom and revenue authorities arising as a matter of law, in the ordinary course of business, to secure payment of custom duties in connection with the importation of goods so long as such Liens attach only to the imported goods;
(h) Liens in favor of vendors of goods arising as a matter of law, in the ordinary course of business, securing the payment of the purchase price therefor so long as such Liens attach only to the purchased goods;
(i)    Liens created by this Agreement;

(j) Liens arising from precautionary UCC financing statements filed solely for notice purposes in respect of equipment leases and similar arrangements entered into by Vitex in the ordinary course of business; and
(k) Liens identified in Schedule 8.01(f) to the extent not required to be released pursuant to Section 5.10 of this Agreement.

"Person" means any individual, corporation, partnership, association, joint-stock company, trust, unincorporated association, joint venture or Governmental Authority.

"Pharma Agreement" means the Asset Purchase Agreement, dated August 13, 2001, by and between Precision Pharma Services, Inc. and Vitex.

"Pharma Cash Payment" means the $3,000,000 cash payment owed and payable to Vitex on August 13, 2003 pursuant to the terms of Section 1.3(c) of the Pharma Agreement.

"Red Blood Cells or Platelets" means red blood cells and/or platelets in either whole blood, packed red cells, platelet concentrates or apheresis platelets.

"Regulatory Approvals" means (a) in the United States, approval from the FDA for marketing and promotion of the System, or (b) outside of the United States, an analogous order by a non-U.S. Governmental Authority which requires regulatory approval prior to marketing and promotion of a System in such non-U.S. country.

"Securities Account" means, with respect to any Person, any "securities account" of such Person as such term is defined in Section 8-501(a) of the UCC.

"Solution" means a Red Blood Cells or Platelets storage solution (such as AS-3 in the United States and SAG-M in Europe) and/or any solution for the rinsing or other processing of Red Blood Cells or Platelets.

"Supporting Obligations" of a Person means any "supporting obligations" of such Person as such term is defined in Section 9-102(a)(77) of the UCC.

"System" means a product for the Inactivation of Red Blood Cells or Platelets, developed by Vitex, alone or in conjunction with others, consisting of, at a minimum, a Vitex Inactivation Compound. A System may also, but need not necessarily, include (i) a delivery and storage system consisting of bags, tubing, storage solutions and/or compound-removing devices and (ii) a filter or filters, including a leukocyte-reducing filter.

"Vitex Inactivation Compound" means one or more compounds developed or acquired by Vitex for the Inactivation of Red Blood Cells or Platelets.

"Vitex Know-How" means unpatented inventions, applications, data, processes, compositions, techniques and other technical information relating to Vitex's Field of Use and proprietary to

Vitex, which are solely owned by Vitex or which Vitex has the right to control the use of, whether relating to the Systems or not, including methods for manufacture or use of the Vitex Inactivation Compounds.

"Vitex Patents" means all United States and foreign patent applications and patents whether relating to the Systems or not, or any portion thereof, or methods for manufacture or use thereof, which relate to Vitex's Field of Use, owned by or licensed to Vitex with the right to sublicense and claiming an invention conceived solely by employees and/or agents and/or licensors of Vitex, both prior to the date of and during the term of the Original Agreement and this Agreement, including any continuations, divisions, reissues, reexaminations and all foreign counterparts thereof.

"Vitex's Field of Use" means Vitex's processes or compounds for Inactivating Red Blood Cells or Platelets and other blood products and components.

"UCC" means the New York Uniform Commercial Code.

Section 1.02 Other Definitional Provisions. In addition to the terms defined in
Section 1.01, the following terms are defined in the Sections of this Agreement noted below:

----------------------------------------------------------------------------
Term                                                              Section
----------------------------------------------------------------------------
Agreement                                                         Preamble
----------------------------------------------------------------------------
Confidential Information                                          6.01
----------------------------------------------------------------------------
Control Agreements                                                5.08(c)
----------------------------------------------------------------------------
Credit Facility                                                   5.01
----------------------------------------------------------------------------
Credit Facility Date                                              5.01
----------------------------------------------------------------------------
disclosing party                                                  6.01
----------------------------------------------------------------------------
Date of this Agreement                                            Preamble
----------------------------------------------------------------------------
[*****]  Agreement                                                3.07
----------------------------------------------------------------------------
[*****] Parties                                                   3.07
----------------------------------------------------------------------------
Draw-Down Date                                                    5.01
----------------------------------------------------------------------------
Draw-Down Instruments                                             5.01
----------------------------------------------------------------------------
Event of Default                                                  5.06
-----------------------------------------------------------------------------
Original Agreement                                                Background
----------------------------------------------------------------------------
Pall                                                              Preamble
----------------------------------------------------------------------------
Pall Products                                                     3.02
----------------------------------------------------------------------------
Permitted Exclusions                                              5.04
----------------------------------------------------------------------------
Prime Rate                                                        5.01
----------------------------------------------------------------------------
receiving party                                                   6.01
----------------------------------------------------------------------------
Records                                                           7.01
----------------------------------------------------------------------------
Release Date                                                      5.05
----------------------------------------------------------------------------
Revolving Credit Note                                             5.01
----------------------------------------------------------------------------
Royalty Termination Date                                          3.05
----------------------------------------------------------------------------
Stated Expiry Date                                                5.01
----------------------------------------------------------------------------
Vitex                                                             Preamble
----------------------------------------------------------------------------
Vitex Inactivated Unit                                            3.05
----------------------------------------------------------------------------

----------
Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

                                   ARTICLE II

                       TERMINATION OF ORIGINAL AGREEMENT;
                        RESEARCH AND DEVELOPMENT PAYMENTS

The Original Agreement is hereby terminated and, except as expressly provided in subparagraph (a) below, the parties shall, after the Date of this Agreement, have no further rights, obligations, liabilities or claims thereunder, whether arising or based on events occurring before or after the Date of this Agreement, any and all such claims being hereby released, waived and extinguished.

     (a) In lieu of payments that Pall would otherwise have been required to make under Section 2.06 of the Original Agreement for the months of May, June and July 2002, Pall shall pay Vitex within ten days after the Date of this Agreement (i) for the month of May, [*****], (ii) for the month of June, [*****] and (iii) for the month of July, [*****], in full satisfaction of Pall's obligations under such Section 2.06 for such period.

                                   ARTICLE III

                      SYSTEMS DEVELOPMENT; USE AND PRICING
                       OF PALL PRODUCTS; ROYALTY PAYMENTS

SECTION 3.01 SYSTEMS DEVELOPMENT; OPTION FOR MARKETING RIGHTS.

(a) Systems Development. Following the execution of this Agreement, Vitex shall continue to work diligently and use its best efforts to (i) develop, including conducting research and development and clinical work, and obtain Regulatory Approval for a System or Systems, and (ii) thereafter, market, sell and distribute, or cause to be marketed, sold and distributed Systems for the Inactivation of Red Blood Cells or Platelets. From the Date of this Agreement and unless and until Pall exercises its right to reacquire marketing rights pursuant to the terms of Section 3.01(c) below, Vitex shall be solely responsible for all aspects relating to the production, manufacturing, assembly, sterilization, packaging, warehousing, marketing and distribution of Systems and Pall shall have no further rights or obligations with respect to the Systems or such activities, except as otherwise expressly provided in this Agreement. All activities of Vitex set forth in this Section 3.01 shall be conducted in compliance with all pertinent regulatory requirements of the FDA and other relevant Governmental Authorities.
(b) New Marketing Partners. During the one-year period commencing on the Date of this Agreement, Vitex shall use its commercially reasonable efforts to attract new marketing and distribution partners to promote the worldwide commercialization of the System. Vitex shall have the sole authority to negotiate partnership agreements with any such new partners without approval by Pall.
(c) Option for the Marketing Rights. Notwithstanding the terms of Sections 3.01(a) and (b), the parties agree that Pall shall have the right, exercisable on August 1, 2003, to request, by written notice, and obtain from Vitex all marketing and distribution rights with respect to the

----------
Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

Systems in those countries of the world in which Vitex has not, as of August 1, 2003, sold, transferred or otherwise conveyed such rights to another Person, on terms and conditions substantially consistent with the Original Agreement, and on such other terms and conditions as shall be in good faith negotiated by and mutually acceptable to Pall and Vitex. In addition, upon the exercise by Pall of the marketing rights option provided in this Section 3.01(c): (i) any outstanding balance under the Revolving Credit Note (as defined in Section 5.01 hereof) will, at Pall's election, either (x) be converted into Vitex common stock at the average closing prices of such common stock on the NASDAQ National Market for the ten trading days immediately preceding August 1, 2003 or (y) the maturity date of the Revolving Credit Note will be extended for a term of not less than one year; and (ii) Pall's obligations to fund eligible R&D costs of the Systems development program will be proportional to the marketing and distribution rights reacquired by Pall (if any), i.e., Pall's R&D payments will be based on a percentage reflecting the number of units used in red cell transfusions in the territories reacquired by Pall divided by the total number of units used in red cell transfusions in the United States, Europe and Japan. Pall and Vitex will jointly agree on the data source and year for red cell transfusion statistics.
(d) Quarterly Program Reviews. On a quarterly basis until August 1, 2003, Vitex will provide Pall with an in-depth review of progress in the Systems development program, including scientific progress, system development, clinical trials, commercialization efforts and plans for the upcoming quarter. The review will be held, at Pall's option, by telephone conference call or meeting at Pall's offices, unless agreed otherwise by the parties. Vitex will distribute an agenda in advance of the call or meeting for review and proposed modification (if any) by Pall.

SECTION 3.02 PRODUCTION OF SYSTEMS; USE OF PALL PRODUCTS. Vitex shall have the right to, but, except as otherwise provided in the immediately following sentence, shall not be required to, use in the manufacture and production of Systems any Pall Bags, Pall Solutions and Pall Filters (collectively, "Pall Products"). With respect to any and all Systems sold by Vitex to a customer which contain a leukocyte reduction filter and in all instances in which Vitex itself performs leukoreduction for a customer in a processing center or elsewhere, Vitex shall purchase and use only Pall Filters; provided, however, that Vitex shall only be required to purchase and use in each country only those Pall Filters which are permitted to be used in that country.

SECTION 3.03 PRICING OF PALL PRODUCTS. Vitex shall enjoy, with respect to all Pall Products purchased under or as a result of Section 3.02, prices for each separate model of a product which are not greater than the prices being offered by Pall for such model to clients who purchase like quantities of Pall Products in the respective territory during the same period of time. For purposes of clarification, the scope of this Section 3.03 is forward-looking and not retroactive and Pall shall not, if at any time during this Agreement it enters into an agreement with any customer providing such customer with more favorable pricing than the pricing offered to Vitex, be required to give Vitex any refunds or credits for purchases made in any prior periods, provided, however, that if Pall gives any customer a refund or credit and the prices charged to Vitex were based on the prices charged to such customer, Pall shall give Vitex a proportional refund or credit after taking into account the respective quantities purchased by Vitex and such customer.

SECTION 3.04 REGULATORY ACTIVITIES. In any country in which Vitex sells Systems or performs the Inactivation of Red Blood Cells or Platelets or in which the System is otherwise licensed for use under the applicable local requirements, Vitex shall take all actions necessary to ensure that those Pall Products which are permitted to be used in that country are recognized by the relevant Governmental Authority as being tested for use with the Vitex Inactivation Compounds and/or in Systems. Concurrently, Vitex has the right to license any other supplier of blood bags and solutions licensed for use in the respective country.

SECTION 3.05 ROYALTY PAYMENTS. In the event that Pall does not elect on August 1, 2003 to exercise its right to reacquire marketing rights pursuant to Section 3.01, Pall will, as of August 2, 2003 and until the Royalty Termination Date, be entitled to, and Vitex shall pay Pall, royalties with respect to the Inactivation of Red Blood Cells or Platelets as follows: (i) [*****] per unit of Red Blood Cells or Platelets for which Vitex performs Inactivation or with respect to which such Inactivation is performed by a third party using a System (such Red Blood Cells or Platelets being hereinafter referred to as the "Vitex Inactivated Unit") [*****] ; (ii) [*****] per Vitex Inactivated Unit [*****]; and (iii) [*****] per Vitex Inactivated Unit [*****]. Vitex shall not be required to pay Pall any royalties hereunder for any Vitex Inactivated Units once Pall has received aggregate royalty payments hereunder equal to [*****]. The date on which Pall has received royalty payments under this Section 3.05 equal to [*****] is referred to herein as the "Royalty Termination Date".

SECTION 3.06 TIMING OF ROYALTY PAYMENTS. Vitex shall send to Pall an analysis of the use of Systems within 30 days following the end of each calendar quarter. Royalties due to Pall pursuant to Section 3.05 shall be due and payable by Vitex within 60 days following the end of each calendar quarter.

SECTION 3.07 ASSIGNMENT OF THE [*****] AGREEMENT. Pall and Vitex are parties to a Research, Development and License Agreement dated April 29, 2002 (together with all amendments and instruments related thereto, collectively, the [*****]), with [*****] (collectively, the "[*****]"). In connection with and as a result of the termination of Pall's and Vitex's relationship under the Original Agreement (and without limiting the generality of the statements contained in Article II):

(a) Pall hereby assigns to Vitex all of Pall's rights and obligations under the [*****] ; and
(b) Vitex (i) hereby assumes and agrees to promptly perform when due all of Pall's obligations under the [*****] ; (ii) hereby agrees that immediately following the execution of this Agreement Vitex shall use commercially reasonable efforts to obtain from the [*****] a written agreement whereby, (x) the [*****] consent to the foregoing assignment and assumption of Pall's rights and obligations under the [*****]; (y) the [*****] is amended such that the definition of "Client" thereunder shall at all times thereafter refer solely to Vitex; and (z) the [*****] release Pall, with the language of the release to be to the reasonable satisfaction of Pall, from all obligations and liabilities of Client (as such term is defined in the [*****]) arising under or in connection with the [*****]; and (iii) if Vitex, despite commercially reasonable efforts, is unable to obtain the agreement referred to in (ii), Vitex hereby agrees to at all times following

----------
Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

the Date of this Agreement defend, indemnify and hold Pall harmless from and against any and all claims, actions, causes of action, judgments, awards, losses, damages, liabilities, suits and expenses, including reasonable attorneys fees, accruing under, out of or in connection with the [*****], including but not limited to such claims, etc. based on Vitex's assumption of Pall's obligations under clause (i) above.
(c) Pall and Vitex shall share equally all expenses incurred in connection with obtaining the written agreement of [*****] contemplated by Section 3.07(b)(ii), provided that Pall and Vitex agree on the amount of any payment to [*****] for such written agreement and except that each of Pall and Vitex shall bear its own legal costs in connection with obtaining such written agreement.

                                   ARTICLE IV

                          PATENTS, KNOW-HOW, TRADEMARKS

SECTION 4.01 VITEX SOLE OWNERSHIP. Vitex shall continue to own and control all Vitex Patents and Vitex Know-How.

SECTION 4.02 PALL SOLE OWNERSHIP. Pall shall continue to own and control all Pall Patents and Pall Know-How.

SECTION 4.03 INVENTIONS. The parties acknowledge and agree that during the term of the Original Agreement the parties did not make any Inventions jointly and that, accordingly, there is as of the Date of this Agreement no "Joint Invention", as such term is defined in Section 2.05(a) of the Original Agreement.

SECTION 4.04 VITEX TRADEMARKS. Pall shall make no use of any Vitex trademark without the prior written approval of Vitex.

SECTION 4.05 PALL TRADEMARKS. Vitex shall make no use of any Pall trademark without the prior written approval of Pall. If and to the extent agreed upon by Vitex and Pall in writing, Vitex shall include the Pall name and mark on those Systems, and on packaging, literature and promotional material and advertising for those Systems, that contain any Pall Products, and shall provide to Pall for review copies of all proposed uses of the Pall name and mark in advance of such uses. All references to Pall on material bearing such references shall include an appropriate indication that such trademarks are the property of Pall.

                                    ARTICLE V

                  REVOLVING CREDIT FACILITY; SECURITY INTEREST

SECTION 5.01 REVOLVING CREDIT FACILITY. Pall shall, effective as of August 6, 2002 (the "Credit

----------
Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

Facility Date"), establish on its books a revolving credit facility of $5,000,000 in favor of Vitex (the "Credit Facility"). The Credit Facility shall expire at the close of the Business Day on the earlier of (i) Friday, August 1, 2003 or (ii) the date of the closing by Vitex of a financing of more than [*****] (the "Stated Expiry Date"). Vitex shall be authorized to draw on the Credit Facility at any time following the Credit Facility Date and until the close of business on the earlier of May 15, 2003 or the Stated Expiry Date, in accordance with the terms and conditions hereinafter set forth, in a single or multiple drawings (the date on which a drawing is made being hereinafter referred to as the "Draw-Down Date"), provided that each draw shall be in an amount not less than $500,000 or whole multiples of $100,000 in excess thereof, and, provided, further, that all drawings by Vitex in any Pall Quarter shall not exceed, in the aggregate, (i) $2,500,000 plus (ii) the principal amount repaid on the Credit Facility in that Pall Quarter. Notwithstanding anything to the contrary herein, no draws may be made under this Credit Facility until Vitex has obtained and delivered to Pall executed Control Agreements (as defined in Section 5.08(c)) with respect to all Deposit Accounts and Securities Accounts listed on Schedule 5.08(c).

All loans made by Pall to Vitex under the Credit Facility shall be evidenced by a single revolving credit note in the form of Exhibit 1 to this Agreement (the "Revolving Credit Note"), delivered to Pall on the first Draw-Down Date and payable to Pall in the principal amount of $5,000,000.

Any drawing under and in compliance with the terms of this Section 5.01 shall be duly honored by Pall on presentation to Pall, at the address set forth in
Section 9.01 of this Agreement, to the attention of John Adamovich (or such Person as he may designate in writing), of (i) on the first Draw-Down Date, the Revolving Credit Note, and thereafter, a written notice, signed by an officer of Vitex, which references the Revolving Credit Note and indicates the amount of the drawing being made and provides wire transfer instructions for Vitex, together with (ii) a certificate of the Chief Executive Officer or the Chief Financial Officer of Vitex to the effect that on and as of the Draw-Down Date, no Event of Default, as defined in Section 5.06 hereof, has occurred and is continuing (collectively, the "Draw-Down Instruments"). If Pall receives the Draw-Down Instruments at such office, all in conformity with the terms and conditions of this Article V, Pall shall honor the same within three Business Days of its receipt, by payment made by wire transfer of immediately available funds in accordance with wire transfer instructions furnished by Vitex.

Pall shall, and is hereby authorized by Vitex to, endorse on the schedule attached to the Revolving Credit Note (or on a continuation of such schedule attached to such Revolving Credit Note and made a part thereof) an appropriate notation evidencing the date and amount of each drawing by Vitex from Pall, as well as the date and amount of each payment and prepayment with respect thereto; provided, however, that the failure of any person to make such a notation on the Revolving Credit Note shall not affect any obligations of Vitex under such Revolving Credit Note. Any such notation shall be conclusive and binding as of the date and amount of such drawing or portion thereof, or payment or prepayment of principal or interest thereon, absent manifest error.

Vitex shall have the right, at any time or from time to time prior to the Stated Expiry Date, to

----------
Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

repay all or any portion of the indebtedness then outstanding under the Credit Facility in an amount not less than $500,000 or whole multiples of $100,000 in excess thereof, provided that all interest to the date of repayment on the amount being repaid is paid, together with the principal amount being repaid. Upon any such repayment, the principal amount repaid shall be restored to the amount available for borrowing under the Credit Facility and shall become available for re-borrowing upon compliance with all of the terms and conditions to borrowing set forth in this Article V.

All amounts drawn under this Credit Facility and not repaid before the Stated Expiry Date shall be fully repaid by Vitex on the Stated Expiry Date. All principal amounts drawn under this Credit Facility shall bear interest at a rate per annum equal to two percentage points above the JP Morgan Chase Bank prime rate, as in effect and announced by JP Morgan Chase Bank from time to time (the "Prime Rate"). All such interest shall be computed on the basis of a 360-day year, in each case for the actual number of days elapsed in the period during which it accrues, and shall be paid by Vitex monthly, in arrears, on the first Business Day of each month (with the first payment on each drawing to be made on the first Business Day of the month immediately succeeding the Draw-Down Date of such drawing). Vitex shall not, with respect to any amounts owed by Vitex under this Article V, have any right of offset or set-off against, or any right to reduce or cancel its payment of such amounts as a result of, any amounts owed or claimed to be owed by Pall to Vitex pursuant to the terms of this Agreement, including but not limited to, subparagraph (a) of Article II of this Agreement, or owed or claimed to be owed by Pall to Vitex based on any other agreement, transaction or event.

SECTION 5.02 NON-TRANSFERABILITY OF CREDIT FACILITY. Vitex's rights under this
Article V are not transferable or assignable by Vitex and shall at all times inure solely to the benefit of Vitex.

SECTION 5.03 PAYMENTS BY VITEX. In addition to any other amounts payable by Vitex to Pall under Article V of this Agreement, Vitex shall pay all costs and expenses, including but not limited to reasonable attorneys' fees and expenses, incurred by Pall in the collection and enforcement of all amounts owed under the Credit Facility and the collection of and enforcement of Pall's rights hereunder with respect to Collateral. All payments required to be made by Vitex under this
Article V shall be made in Dollars immediately available to Pall at its office set forth in the Preamble to this Agreement or by wire transfer if wire transfer instructions are furnished by Pall to Vitex. All such payments shall be made to Pall free and clear of any and all present and future taxes, levies, imposts, duties, deductions, withholdings, fees, liabilities and similar charges other then those imposed on the overall net income of Pall. Any payment otherwise due hereunder on a day which is not a Business Day shall be paid on the next ensuing Business Day, with any interest computed to the day of payment.

SECTION 5.04 PLEDGE OF COLLATERAL. To secure the prompt payment when due of all amounts owed from time to time by Vitex pursuant to and in connection with the Credit Facility and in consideration of the agreement of Pall to make the Credit Facility available to Vitex, for value received, Vitex hereby pledges, assigns, transfers and grants to Pall a first priority security interest in all of Vitex's right, title and interest (whether now owned or existing or hereafter arising or acquired) in and to the Collateral, subject, in the case of all Collateral other than the

Pharma Cash Payment, the Deposit Accounts and the Securities Accounts, to the Permitted Liens and subject, in the case of the Deposit Accounts and the Securities Accounts, to the Banker Liens (the Permitted Liens, with respect to all Collateral other than the Pharma Cash Payment, the Deposit Accounts and the Securities Accounts, and the Banker Liens, with respect to the Deposit Accounts and the Securities Accounts, herein referred to as the "Permitted Exclusions"). Notwithstanding anything herein to the contrary, Vitex shall at all times remain liable under the contracts and agreements included in the Collateral for the performance of its obligations thereunder.

SECTION 5.05 CONTINUING SECURITY INTEREST; BINDING ON SUCCESSORS. (a) This
Article V creates a continuing first priority security interest in the Collateral (subject to the Permitted Exclusions) and shall remain in full force and effect until (i) Pall has received indefeasible payment in full of all amounts due and outstanding under the Credit Facility, and (ii) either (x) the Stated Expiry Date has occurred or (y) Vitex has, in a writing furnished to and acceptable to Pall, surrendered its right to any further borrowings under the Credit Facility (such date, on which (i) and (ii) have been satisfied, being referred to as the "Release Date"). Vitex shall take all steps required from time to time to maintain the priority of this security interest. Upon the Release Date, the security interest granted under this Article V shall automatically terminate and all rights to the Collateral shall revert to Vitex, including, but not limited to, all rights of Vitex to such portion of the Pharma Cash Payment with respect to which Pall has not exercised any of its rights under Section 5.06 below. Upon such termination, Pall shall, at Vitex's expense, execute and deliver to Vitex such documents as Vitex shall reasonably request to evidence such termination, including, but not limited to, notices to the banks or facilities which executed Control Agreements notifying them of the termination of the Control Agreements, as reasonably requested by Vitex.

(b) This Article V and Vitex's obligations hereunder shall be binding on Vitex and its successors, transferees and assigns.

SECTION 5.06 EVENTS OF DEFAULT; REMEDIES. (a) Pall's obligations under Section
5.01 hereof to advance funds to Vitex upon the presentation of the Draw-Down Instruments shall cease and terminate, and Pall may, by notice to Vitex given in accordance with Section 9.01, declare all amounts drawn under the Credit Facility (and interest thereon) to be immediately due and payable, at any time when any of the following events (each, an "Event of Default") shall have occurred and be continuing:

(i) the principal of, interest on or any other amount payable in respect of the Credit Facility shall not be paid when due, provided that if the payment of any interest is made within ten days of the date on which such payment is due, such payment shall not constitute an Event of Default hereunder;
(ii) A Material Default by Vitex shall have occurred (i.e., the 30-day cure period after notice provided for in the definition of "Material Default" in
Article I has expired and the default remains uncured), or any representation or other statement of Vitex herein or in any document delivered in connection herewith shall be or shall prove to have been incorrect in any material respect when made;

(iii) Vitex makes an assignment for the benefit of creditors, files a petition in bankruptcy, is adjudicated insolvent or bankrupt, petitions or applies to any tribunal for any receiver of or any trustee for all or any substantial part of its property, commences any proceeding under any reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect, or there is commenced against Vitex any such proceeding which remains undismissed for a period of 60 days;
(iv) a final judgment or judgments not covered by insurance for the payment of money in excess of $250,000 in the aggregate shall be rendered against Vitex and the same shall remain undischarged or unbonded for a period of 60 days during which execution shall not be effectively stayed; or
(v) at any time when the security interest of Pall in a material portion of the Collateral ceases to be a fully-perfected first priority lien thereon except as otherwise permitted by the Permitted Exclusions;
provided, that, upon the occurrence of any event described in clause (iii) above all obligations of Vitex under this Article V shall automatically become due and payable without any demand or other action by Pall.
(b) At such time as all amounts outstanding under the Credit Facility shall have become fully due and payable, Pall may, but shall not be obligated to, exercise, in any order or combination (subject to the terms of Section 5.06(e)), all rights and remedies provided to it hereunder or under applicable law.
(c) At any time (whether or not an Event of Default has occurred), Pall, at the reasonable expense of Vitex, shall have the right, to the extent that in Pall's reasonable judgment it may be necessary or desirable to protect the security interest granted to Pall hereunder, to: (i) at all reasonable times (but not more than twice during the time that the Credit Facility is in effect) and on reasonable notice, enter upon any premises on which the Collateral is situated and examine the same, or (ii) request from Vitex information concerning the Collateral. Pall shall be under no duty or obligation to take any action to preserve any rights of or against any prior or other parties in connection with the Collateral, to exercise any managerial rights with respect to any Collateral, to preserve the Collateral, or to make collections or enforce payment thereon, or to make or give any presentments, demands for performance, notices of non-performance, protests, notices of protests, notices of dishonor or notices of any other nature in connection with the Collateral, whether or not an Event of Default shall have occurred.
(d) If any Event of Default shall have occurred and be continuing, Pall may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, Pall may, subject to Section 5.06(e), in its sole discretion, (i) demand, collect and receive all moneys due and to become due under any Collateral; (ii) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral;
(iii) defend, settle, compromise or adjust any suit, action or proceeding brought against Vitex with respect to any Collateral; and (iv) without notice except as specified below, sell, transfer, pledge (or make any agreement with respect to) the Collateral or any part thereof, in one or more parcels at public or private sale, at any exchange or through any broker or elsewhere, at such time or times and on such price and upon such other terms as

Pall may deem commercially reasonable. At any sale discussed in (iv) above, Pall may be the purchaser at such sale and shall be entitled to use and apply any amounts due to it under the Credit Facility as a credit on account of the purchase price. Any purchaser at such sale shall hold the property sold free and clear of any claim on the part of Vitex, and Vitex hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may have in the future. Vitex agrees that, to the extent that notice of sale shall be required under applicable law, at least ten days' notice to Vitex, given in a manner set forth in Section 9.01 of this Agreement, of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Pall shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Pall may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Vitex hereby waives any claim against Pall arising by reason of the fact that the price obtained at any sale was less than the price which could have been obtained through a sale by a different method or at a different time than that of such sale.
(e) In exercising its rights in respect of Collateral provided for under Sections 5.06(b) and 5.06(d) above, Pall agrees as follows:

     (i) at all times, Pall shall first (before exercising any other rights provided to it under Sections 5.06(b) and (d) above and 5.06(e)(ii) and (iii) below) demand and attempt to collect and receive the amount of the Pharma Cash Payment (which, pursuant to the terms of the Pharma Agreement, may only be claimed on or after August 13, 2003) and Pall shall exercise the other rights provided to it under such Sections only to the extent that, (x) the outstanding amounts owed by Vitex under Article V are in excess of the amount of the Pharma Cash Payment that is, under the terms of the Pharma Agreement, collectible (and Pall can, subject to the proviso set forth in clause (ii) below, in such event exercise such other rights at any time, whether prior to or after August 13, 2003, to the extent of such excess), or (y) despite its commercially reasonable efforts, Pall is unable to collect and receive within thirty (30) days of its first demand (provided such demand is made on or after August 13, 2003) all or any portion of the Pharma Cash Payment (and Pall can in such event exercise such other rights after such thirtieth day with respect to the difference between the outstanding amounts and the Pharma Cash Payment collected, if any);

      (ii) after giving effect to paragraph (i) above, Pall shall next (before exercising any other rights provided to it under Sections 5.06(b) and (d)) exercise its rights under such Sections against and look to Vitex's rights, interest and title in and to all cash and cash equivalents which constitute Collateral, including, but not limited to, all Deposit Accounts, Payment Intangibles and Securities Accounts and other securities and Investment Property of Vitex (other than capital stock of Vitex), provided, however, that Pall shall not exercise its rights with respect to the Deposit Accounts and the Securities Accounts (including, but not limited to, delivering a Blocked Account Notice (as such term is defined in Exhibit 3 to this Agreement) or delivering a Notice of Exclusive Control (as such term is defined in Exhibit 4 to this Agreement) prior to August 13, 2003; and

      (iii) after giving effect to paragraphs (i) and, after August 13, 2003,
(ii) above, Pall
shall then exercise the rights provided to it under Sections 5.06(b) and (d) with respect to the other Collateral not covered by (i) or (ii), including, but not limited to, with respect to Vitex's rights, interest and title in and to all tangible personal property and goods owned or leased by Vitex that constitute Collateral, including, but not limited to the Equipment.

SECTION 5.07 OBLIGATIONS ABSOLUTE. All obligations of Vitex under this Article V are absolute and unconditional irrespective of (a) any bankruptcy, insolvency, reorganization, arrangements, readjustment, composition, liquidation or the like of Vitex (or Pall); (b) any lack of validity or enforceability of this Agreement, or any other agreement or instrument relating hereto; (c) any exercise, non-exercise or waiver of any right, remedy, power or privilege under or in respect of this Agreement, or any other agreement or instrument relating hereto; or (d) any other circumstances which might otherwise constitute a defense available to, or a discharge of, Vitex.

SECTION 5.08 PERFECTION OF SECURITY INTERESTS: UCC FILINGS; DEPOSIT AND SECURITIES ACCOUNT AGREEMENTS. (a) Vitex hereby authorizes Pall to file (and Vitex shall reimburse Pall for all costs and expenses of such filing) one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral. A carbon, photographic or other reproduction of this Agreement or any part thereof shall be sufficient as a financing statement where permitted by law.

(b) Vitex shall, concurrently with the execution of this Agreement, execute an Assignment Agreement in the form annexed hereto as Exhibit 2, assigning to Pall as Collateral for Vitex's obligations under the Credit Facility all of Vitex' rights to the Pharma Cash Payment. In addition, Vitex hereby authorizes Pall to notify Precision Pharma Services, Inc. of this assignment concurrently with the execution of this Agreement or at any time thereafter.
(c) Vitex shall, concurrently with the execution of this Agreement or promptly thereafter, but in any event no later than sixty days thereafter, and at any time thereafter when Vitex shall open any new Deposit Account or Securities Account, use its commercially reasonable efforts to cause all of the banks or facilities in which Vitex maintains Deposit Accounts to execute Deposit Account Agreements substantially in the form annexed hereto as Exhibit 3 and all brokerage firms or other Persons with which Vitex maintains Securities Accounts (including but not limited to money market or other mutual funds) to execute Security Account Agreements substantially in the form annexed hereto as Exhibit 4, thereby perfecting Pall's security interest in such Deposit Accounts and Securities Accounts (such agreements referred to collectively as the "Control Agreements"). Schedule 5.08(c) to this Agreement sets forth a full and complete list of all Deposit Accounts and Securities Accounts maintained by Vitex (including the account number of each such account and the name and address of the financial institution at which it is held). Vitex shall, until the Release Date, promptly inform Pall, in writing, of any new Deposit Accounts or Securities Accounts opened by Vitex (including the account number of each account and the name and address of the financial institution at which it is held) or any Deposit Accounts or Securities Accounts set forth on Schedule 5.08(c) which Vitex has closed.

SECTION 5.09 VITEX COVENANTS RELATED TO CREDIT FACILITY. From and after the Date of this Agreement and until the Release Date Vitex shall: (a) not change its type of organization, jurisdiction of organization or other legal structure without giving Pall 30 days' advance written notice thereof; (b) preserve, protect and keep the Collateral owned or leased by it in such condition as is sufficient for the conduct of its business in accordance with past practice and make all necessary repairs, renewals, replacements, additions and improvements thereto, not use the Collateral for any unlawful purpose and otherwise deal with the Collateral in all such ways as are consistent with its historical practice;
(c) not, without the written consent of Pall, which consent shall not be unreasonably withheld, in any Pall Quarter sell, assign (by operation of law or otherwise) or otherwise dispose of, except in the ordinary course of business, or grant any option with respect to, any of the Collateral having an aggregate value in excess of $250,000 or the Pharma Cash Payment, or participate in a merger, tender offer, exchange offer or consolidation; (d) not create or suffer to exist any Lien upon or with respect to any of the Collateral (other than Permitted Liens); (e) promptly notify Pall in writing of any substantial or material damage to the Collateral in excess of $250,000 and not covered by insurance and of any event of which Vitex becomes aware causing material loss or depreciation in the value of the Collateral in excess of $250,000 or which could reasonably be expected to have a material adverse effect on the Collateral or on the business or operations of Vitex and not covered by insurance; (f) pay promptly when due all taxes, assessments and governmental charges or levies imposed upon, and all claims against, the Collateral, except to the extent the validity thereof is being contested in good faith; (g) except for the disposition of collections and other proceeds of the Collateral received in the ordinary course of business and without violation of this Section 5.09, not remove or permit to be removed any part of the Collateral in any Pall Quarter having an aggregate value in excess of $250,000 from its place of business without the prior written consent of Pall; (h) in the event Vitex changes its name or address, promptly notify Pall of such name or address change; and (i) not, without the prior written consent of Pall, (x) open any Deposit Account or Securities Account (other than an account set forth on Schedule 5.08(c) hereto) unless the bank or financial institution which shall be holding such new account shall have executed and delivered to Pall a Control Agreement, or (y) close any Deposit Account or Securities Account. Further, Vitex shall, at its own expense, establish and maintain, with financially sound and reputable insurers, at all times until the Release Date, with respect to all amounts (principal and interest) outstanding under the Credit Facility, such insurance with respect to the Collateral, including but not limited to casualty insurance, as shall be in accordance with the general practices of the businesses engaged in the same industry in similar geographic areas. Such policies shall provide for at least thirty days prior written notice of cancellation to Pall. Vitex shall provide Pall upon execution of this Agreement with a certificate evidencing compliance with the foregoing insurance provision.

SECTION 5.10 UCC TERMINATION FILINGS. Vitex shall use its commercially reasonable efforts to obtain and file in all applicable jurisdictions and with all applicable recording offices, within sixty (60) days of the Date of this Agreement, Uniform Commercial Code termination statements terminating such of those Uniform Commercial Code financing statement filings marked on Schedule 8.01(f) with an asterisk.

SECTION 5.11 FURTHER ASSURANCES. Vitex further agrees that, from time to time, at its own expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Pall may reasonably request, in order to perfect, preserve and protect any security interest granted or purported to be granted hereby or to enable Pall to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

SECTION 5.12 PALL APPOINTED ATTORNEY-IN-FACT. Vitex hereby irrevocably constitutes and appoints Pall and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact, with full irrevocable power and authority in the place and stead of Vitex and in the name of Vitex or in its own name, without notice to or assent by Vitex, to, upon the occurrence and during the continuation of an Event of Default, do, subject to the limitations set forth in Section 5.06(e), at Pall's option, at any time, or from time to time, all acts and things which Pall reasonably deems necessary to protect, perfect, maintain, preserve or realize upon the Collateral, and Pall's security interest therein, including to: (i) sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Pall were the absolute owner thereof for all purposes;
(ii) demand, collect and receive all moneys due and to become due under any Collateral; (iii) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; and (iv) defend, settle, compromise or adjust any suit, action or proceeding brought against Vitex with respect to any Collateral.

                                   ARTICLE VI

                            CONFIDENTIAL INFORMATION

SECTION 6.01 GENERAL. Each party to this Agreement (referred to, for purpose of this Article VI with respect to the other party's Confidential Information, as the "receiving party"), at all times, shall maintain in strictest confidence and shall not disclose, distribute or use, for any purpose or in any manner, other than as required to comply with the terms of this Agreement, and shall cause its directors, officers, employees, agents, counsel and representatives to maintain in strictest confidence, not disclose, distribute or use (except as required to comply with this Agreement) all proprietary or confidential information and materials (whether or not patentable) of the other party (the "disclosing party"), including, without limitation, equipment, processes, methods, data, software, reports, know-how, sources of supply, price information and quotations, customer lists, patent positions and business plans which were or are communicated to, learned of or otherwise acquired by the receiving party, directly or indirectly, pursuant to the Original Agreement and/or this Agreement and any other information designated by the disclosing party as confidential or proprietary ("Confidential Information"). All such Confidential Information shall remain the property of the disclosing party and shall be returned to such party promptly following its written request.

SECTION 6.02 EXCEPTIONS. Confidential Information shall not include any information that (a) was rightfully in the possession of the receiving party prior to the date of disclosure of such information to the receiving party as evidenced by written documents; (b) was in the public domain prior to its disclosure to the receiving party; (c) becomes part of the public domain other than by an unauthorized act or omission by the receiving party; (d) is supplied to the receiving party by a third party who is under no obligation to the disclosing party to maintain such information in confidence; (e) is developed by or for the receiving party independently of any disclosure made under this Agreement or the Original Agreement; or (f) is required to be disclosed pursuant to applicable law; provided, that, if the receiving party believes it is required to disclose any Confidential Information pursuant to any applicable law, it shall give timely written notice to the disclosing party so that the disclosing party may have an opportunity to obtain a protective order or other appropriate relief.

SECTION 6.03 SURVIVAL; INJUNCTIVE RELIEF. The obligations of this Article VI shall survive any termination of this Agreement. Each party shall be entitled, in addition to any other right or remedy it may have, at law or in equity, to an injunction, without the posting of any bond or other security, enjoining or restraining the other party from any violation or threatened violation of this
Article VI.

SECTION 6.04 PRESS RELEASES. Each party may only issue press releases and other public announcements concerning the terms and provisions of this Agreement or the Original Agreement, or the matters or transactions contemplated herein or therein, after the requesting party has obtained the written approval of the other party, which approval shall not be unreasonably withheld or delayed, provided, however, that a party may issue such press release or other public announcement, without the approval of the other party, if (i) the other party has not given its approval within 24 hours after the text of the proposed release has been furnished to it or (ii) such press release or announcement is required by law or the rules of NASDAQ or any national stock exchange on which the stock of the requesting party is listed, including the obligation to keep shareholders and prospective investors informed of events which might affect the market price of the requesting party's stock; provided, further, that Vitex may issue a press release or other public announcement without the approval of Pall if such press release or other public announcement relates to the development or commercialization of the Systems.

                                   ARTICLE VII

                                BOOKS AND RECORDS

SECTION 7.01 RECORDS. Vitex shall keep complete and accurate books of account and records detailing all particulars that may be necessary for the purpose of calculating amounts owing to Pall under Section 3.05 hereof, including, but not limited to, invoices sent by Vitex to customers for whom Vitex performs Inactivation and materials sent by a third party performing Inactivation to Vitex regarding the number of Red Blood Cells or Platelets Inactivated by such third party (the "Records"). The Records shall be kept at Vitex's principal place of business in the United States and shall be open for audit by Pall not more than once in each calendar year, on reasonable notice, during normal business hours. Such audit shall be at Pall's expense and may, at Pall's option, be conducted by its employees or by accountants, attorneys or other representatives retained by Pall. If any such audit shall show that Vitex underpaid amounts due under Section 3.05 by ten percent or more as to the period covered by the audit, Vitex shall reimburse Pall for the reasonable amount paid by Pall to representatives other than its own employees in the conduct of such audit.

SECTION 7. 02 RETENTION. The Records shall be retained for at least five years from the date of the royalty payment to which they pertain.

                                  ARTICLE VIII

                         REPRESENTATIONS AND WARRANTIES

SECTION 8.01 VITEX REPRESENTATIONS. Vitex represents and warrants that as of the Date of this Agreement and as of each Draw-Down Date:

(a) Vitex is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has the corporate power and authority to own and operate its properties and assets and to conduct its business as presently conducted, and is qualified to do business as a foreign corporation and is in good standing in all jurisdictions where such qualification is required, except where failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), results of operations, business, assets, or prospects of Vitex.
(b) Vitex has the corporate power and authority to execute, deliver and perform this Agreement and the instruments and agreements to be executed and delivered by Vitex hereunder and has delivered to Pall duly adopted resolutions of Vitex's Board of Directors authorizing the execution, delivery and performance by Vitex of this Agreement and the instruments and agreements to be executed and delivered by Vitex hereunder. No consent or authorization of, or filing with, any Person (including, without limitation, any Governmental Authority) is required to authorize the execution, delivery and performance of this Agreement by Vitex, except for such consents, authorizations or filings the failure of which to obtain or make would not, in the aggregate, have a material adverse effect on the ability of Vitex to perform its obligations hereunder.
(c) This Agreement has been duly executed and delivered by Vitex and constitutes the legal, valid and binding obligation of Vitex, enforceable against Vitex in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors' rights generally or by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).
(d) Neither the execution and delivery of this Agreement nor the performance of the obligations of Vitex hereunder will result in a violation, breach or event of default (or any event or condition which with notice or the passage of time or both would constitute an event of default) of or with respect to any material agreement or law or any order of any court of competent jurisdiction binding upon Vitex or upon the property of Vitex.
(e) Except as set forth in Schedule 8.01(e) and except for proceedings pending before the FDA, no litigation, investigation or proceeding by or before any court or Governmental Authority or arbitrator is pending or, to Vitex's Knowledge, threatened against Vitex or with respect to any of its property, which, if adversely determined, would have a material adverse effect on the ability of Vitex to perform its obligations hereunder, or which relates, in any way to the validity of this Agreement or of any action taken or to be taken by Vitex pursuant to this Agreement.
(f) Except as set forth in Schedule 8.01(f), Vitex owns the sole, full and clear title to all of its existing Collateral, free and clear of any Lien, except for Permitted Liens, and except as set forth in Schedule 8.01(f) no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office except such as may have been filed in favor of Pall relating to this Agreement and except such as may have been filed in respect of a Permitted Lien. There are no other Deposit Accounts or Securities Accounts except as set forth in Schedule 5.08(c). Except for those Uniform Commercial Code filings marked with an asterisk on
Schedule 8.01(f), no Uniform Commercial Code filings set forth on Schedule 8.01(f) secure indebtedness or other obligations of Vitex which have been repaid, satisfied or have otherwise ceased, terminated or are no longer valid.
(g) Vitex has the right and power to grant the security interests granted hereunder and no consent of any party is required for such grant or the exercise of Pall's rights and remedies hereunder;
(h) Upon the execution and/or filing with the relevant Governmental Authority of UCC financing statements and the instruments set forth in Section 5.08, the security interest granted to Pall pursuant to this Agreement will constitute a perfected security interest in the Collateral (to the extent such security interest can be perfected by the filing of such financing statements and instruments) superior and prior to the rights of all other Persons therein.
(i) This Agreement and the other documents, certificates or written statements furnished or to be furnished to Pall by or on behalf of Vitex in connection with the transactions contemplated by this Agreement, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained herein and therein, in light of the circumstances in which they were made, not misleading. The representations and warranties of Vitex set forth in this Agreement are true and correct (except for such inaccuracies or breaches of warranties as will not have a material adverse effect on the ability of Vitex to perform its obligations hereunder).

SECTION 8.02 PALL REPRESENTATIONS. Pall represents and warrants to Vitex that as of the Date of this Agreement:

(a) Pall is a corporation duly organized, validly existing and in good standing under the laws of New York, and has the corporate power and authority to own its properties and to carry on its business as presently conducted.
(b) Pall has the corporate power and authority to execute, deliver and perform this Agreement and has taken all corporate action necessary to authorize the execution, delivery and performance by Pall of this Agreement. Pall has delivered to Vitex duly adopted resolutions of the Executive Committee of Pall's Board of Directors authorizing the execution, delivery and performance by Pall of this Agreement and the instruments and agreements to be executed and delivered by Pall hereunder. No consent or authorization of, or filing with, any Person (including, without limitation, any Governmental Authority) is required to authorize the execution, delivery and performance by Pall of this Agreement.
(c) This Agreement has been duly executed and delivered by Pall and constitutes the legal, valid and binding obligation of Pall, enforceable against Pall in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors' rights generally or by general principles or equity (regardless of whether enforcement is sought in a proceeding in equity or at law).
(d) Neither the execution and delivery of this Agreement, nor the performance of the obligations of Pall hereunder will result in a violation, breach or event of default (or any event or condition which with notice or the passage of time or both would constitute an event of default) of or with respect to any material agreement or any order of any court of competent jurisdiction binding upon Pall or upon the property of Pall.
(e) No litigation, investigation or proceeding by or before any court or Governmental Authority or arbitrator is pending or, to Pall's Knowledge, threatened against Pall or with respect to any of its property which, if adversely determined, would have a material adverse effect on the ability of Pall to perform its obligations hereunder, or which relates in any way to the validity of this Agreement or of any action taken or to be taken by Pall pursuant to this Agreement.
(f) This Agreement and the other documents, certificates or written statements furnished or to be furnished to Vitex by or on behalf of Pall in connection with the transactions contemplated by this Agreement, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading. The representations and warranties of Pall set forth in this Agreement are true and correct (except for such inaccuracies or breaches of warranties as will not have a material adverse effect on the ability of Pall to perform its obligations hereunder).

                                   ARTICLE IX

                                  MISCELLANEOUS

SECTION 9.01 NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing (a) by hand delivery or registered first class mail, postage prepaid, return receipt requested, or air courier guaranteeing overnight delivery, to the following addresses, or (b) by facsimile transmission or e-mail to the following numbers or e-mail addresses:

                  If to Pall:

                           Pall Corporation
                           2200 Northern Boulevard
                           East Hills, New York  11548
                           Attention:  [*****]
                           Fax No.:  [*****]
                           E-mail:  [*****]

----------
Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

                  with a copy to:

                           Carter, Ledyard & Milburn
                           2 Wall Street
                           New York, New York  10005-2072
                           Attention: [*****]
                           Fax No.: [*****]
                           E-mail: [*****]

                  If to Vitex:
                           V.I. Technologies, Inc.
                           134 Coolidge Avenue
                           Watertown, Massachusetts  02472
                           Attention: [*****]
                           Fax No.: [*****]
                           E-mail: [*****]

                  with a copy to:

                           Kaye Scholer LLP
                           425 Park Avenue
                           New York, New York  10022-3598
                           Attention: [*****]
                           Fax No.: [*****]
                           E-mail: [*****]

     All such notices and communications shall be deemed to have been duly given and received on the date delivered by hand or by facsimile transmission or e-mail; five Business Days after being deposited in the mail, postage prepaid, if mailed; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery. Either party may change its address for notices by a notice to the other party given in accordance with this section.

SECTION 9.02 ENTIRE AGREEMENT. This Agreement (together with the schedules and exhibits hereto and the agreements and instruments referred to herein and entered into hereunder) constitutes the entire agreement between the parties with respect to the matters dealt with in this Agreement and supersedes any previous agreements or understandings between the parties in relation to such matters, including, but not limited to the Original Agreement. Each of the parties acknowledges that in entering into this Agreement, it has not relied on any representation or warranty save as expressly set out herein or in any document referred to herein.

SECTION 9.03 AMENDMENTS. This Agreement may be amended, modified or supplemented only by a written instrument that refers expressly to this Agreement and that is signed by the party to be charged therewith. Any modification or variation of this Agreement other than in accordance with this Section 9.03 shall be null and void.

----------
Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

SECTION 9.04 GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL.
(a) This Agreement will be deemed to have been made and delivered in the State of New York and shall be governed as to validity, interpretation, construction, effect and in all other respects exclusively under the substantive laws of the State of New York, regardless of conflict of law principles.
(b) Pall and Vitex (i) agree that any legal suit, action or proceeding arising out of or relating to this Agreement may be instituted in the Supreme Court of the State of New York, County of Nassau, or in the United States District Court for the Eastern District of New York, (ii) waive any objection to the venue of any such suit, action or proceeding, and (iii) irrevocably consent to the jurisdiction of the Supreme Court of the State of New York, County of Nassau, and the United States District Court for the Eastern District of New York in any such suit, action or proceeding. Both parties further agree to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in such courts and agree that service of process sent by registered mail, return receipt requested, to the other party at such party's then current address under Section 9.01 of this Agreement will be deemed in every respect effective service of process in any such suit, action or proceeding.
(c) THE PARTIES HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this Agreement, including, without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Each party acknowledges that this waiver is a material inducement for the other party to enter into this Agreement. THIS WAIVER IS IRREVOCABLE AND MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

SECTION 9.05 ASSIGNMENT. The rights, obligations and liabilities of the parties under this Agreement are personal to the parties hereto and may not be assigned or transferred in whole or in part by either party hereto without the prior consent in writing of the other party, which consent shall not be unreasonably withheld. A transfer by operation of law, including a merger, consolidation or other corporate action or transaction or a change of control of a party hereto, shall be deemed a transfer requiring consent under the preceding sentence. However, anything herein to the contrary notwithstanding, Pall has the right to assign this Agreement and its rights, obligations and liabilities hereunder to any of its Affiliates provided Pall guarantees performance by the assignee.

SECTION 9.06 BINDING EFFECT. This Agreement shall be binding upon, and shall inure to the benefit of and be enforceable by, the parties hereto and their respective successors and assigns who succeed to the rights of a party in compliance with Section 9.05. This Agreement is for the sole benefit of the parties hereto and nothing in this Agreement, expressed or implied, is intended or shall be construed to confer upon any Person, other than the parties and successors and assigns permitted by Section 9.05, any right, remedy or claim under or by reason of this Agreement.

SECTION 9.07 WAIVERS. No failure to exercise and no delay in exercising on the part of any party hereto any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof. In the event that any party hereto shall expressly, and in writing, waive any breach, default or omission hereunder, no such waiver shall apply to, or operate as, a waiver of similar breaches, defaults or omissions or be deemed a waiver of any other breach, default or omission hereunder. The rights and remedies of each of the parties in connection herewith are cumulative and are not exclusive of any rights or remedies provided by law or equity.

SECTION 9.08 COSTS AND ATTORNEYS' FEES. Except as otherwise specifically provided herein, each party will pay its own costs and attorneys' fees incident to this Agreement and the transactions contemplated hereby.

SECTION 9.09 COUNTERPARTS. This Agreement may be executed in any number of counterparts, by facsimile, and by each party on separate counterparts, each of which as so executed and delivered shall be deemed an original but all of which together shall constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement as to any party hereto to produce or account for more than one such counterpart executed and delivered by such party.

SECTION 9.10 FURTHER ASSURANCES. At any time, and from time to time, each party will execute and deliver such additional instruments and take such additional actions as may reasonably be requested by another party in furtherance of the intent and purposes of this Agreement.

IN WITNESS WHEREOF, Pall and Vitex have caused this Agreement to be executed by their authorized representatives as of the date first above written.


                                    PALL CORPORATION

                                    By:    /s/ Samuel T. Wortham
                                           ---------------------
                                    Name:  Samuel T. Wortham
                                    Title: Group Vice President


                                    V.I. TECHNOLOGIES, INC.

                                    By:    /s/ John R. Barr
                                           ----------------
                                    Name:  John R. Barr
                                    Title: President and Chief Executive Officer

                                    EXHIBIT 1

                     FORM OF REVOLVING LOAN PROMISSORY NOTE

$5,000,000                                                          [Date], 2002

     FOR VALUE RECEIVED, the undersigned, V.I. Technologies, Inc., a Delaware corporation (the "Debtor"), hereby promises to pay to the order of Pall Corporation, a New York corporation (the "Lender"), at the office of the Lender at 2200 Northern Boulevard, East Hills, N.Y. 11548, or such other place as the Lender may from time to time designate in writing, on the earlier of (i) August 1, 2003 or (ii) the date of the closing by the Debtor of a financing of more than [*****] (the "stated expiry date"), the lesser of the principal sum of FIVE MILLION DOLLARS ($5,000,000) and the aggregate unpaid principal amount of all loans to the Debtor from the Lender pursuant to the terms of the Marketing Rights, Development, Royalty, Revolving Credit and Security Agreement, dated as of August 6, 2002, between the Debtor and the Lender (as the same may be amended, modified or supplemented from time to time in accordance with its terms, the "Agreement"), in lawful money of the United States of America in immediately available funds, and to pay interest from the date hereof on the principal amount hereof from time to time outstanding, in like funds, at said office, at a rate or rates per annum and, in each case, and payable on such dates as determined pursuant to the terms of the Agreement.

     The whole of the principal amount of the indebtedness and all interest accrued thereon and unpaid shall also be due and payable at the option of the Lender, upon the occurrence of an Event of Default (as such term is defined in the Agreement) upon notice, if and as required.

     The Debtor promises to pay interest, on demand, on any overdue principal and fees and, to the extent permitted by law, overdue interest from the due dates at a rate or rates determined as set forth in the Agreement.

     The Debtor waives all presentment, demand for payment, protest, notice of protest, demand and dishonor and nonpayment of this Note, and lack of diligence or delay in collection or enforcement of this Note, and expressly agrees that the maturity of this Note, or any payment hereunder, may be extended from time to time by the Lender without in any way affecting the Debtor's liability.

     The Debtor shall have the right and option to repay all or part of the principal amount at any time outstanding and owing to the Lender without penalty or premium, provided that any such repayment is accompanied by interest on the amount so repaid to the date of payment and is in the principal amount of not less than $500,000 or whole multiples of $100,000 in excess thereof.

----------
Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

     If any payment date shall fall on a day that is not a Business Day, the payment in question shall be payable on the next succeeding Business Day, with interest in the case of any principal payment to the date of such payment.

     All borrowings evidenced by this Note and all payments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, however, that the failure of the holder hereof to make such a notation or any error in such a notation shall not in any manner affect the obligation of the Debtor to make payments of principal and interest in accordance with the terms of this Note and the Agreement.

     This Note is referred to in the Agreement (and is secured by the Collateral referred to in Article V therein). This Note shall be governed by and construed according to the laws of the State of New York, regardless of conflict of law principles.

     All obligations of Debtor under this Note are absolute and unconditional irrespective of (a) any bankruptcy, insolvency, reorganization, arrangements, readjustment, composition, liquidation or the like of Debtor or Lender; (b) any lack of validity or enforceability of the Agreement or this Note, or any other agreement or instrument relating thereto; (c) any exercise, non-exercise or waiver of any right, remedy, power or privilege under or in respect of the Agreement, or any other agreement or instrument relating thereto; or (d) any other circumstances which might otherwise constitute a defense available to, or a discharge of, Debtor.

     The Debtor has agreed to suit in New York, has waived trial by jury, has agreed to pay expenses of the Lender and to no rights of offset or set-off with respect to the amounts owed by it hereunder, and has made other agreements, all as contained in the Agreement.

                                          V.I. TECHNOLOGIES, INC.


                                          By:
                                             -----------------------------------
                                          Name:
                                          Title:

STATE OF____________________________)
                                    ) ss.:
COUNTY OF___________________________)

     On the _______ day of _____________________, before me personally came ___________________________, to me known to be the _______________ of V.I.
Technologies, Inc., the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.


                                        _________________________________

(Notarial Seal)

                                LOANS AND PAYMENT

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Name of
              Description                                                                                                   Person
               (Type of                   Balance       Balance                                                             Making
  Date           Loan)        Amount       Drawn        Remaining       Interest/ month-end        Interest/ payments       Notation
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Rate     Days     Amount    Rate   Days    Amount
------------------------------------------------------------------------------------------------------------------------------------



                                    EXHIBIT 2

                          FORM OF ASSIGNMENT AGREEMENT

ASSIGNMENT AGREEMENT (the "Agreement") made as of the 6th day of August, 2002, between V.I. Technologies, Inc., a Delaware corporation ("Assignor"), and Pall Corporation, a New York corporation ("Assignee").

                                   WITNESSETH:

THAT Assignor, in connection with and in consideration of Assignee's entering into a Marketing Rights, Development, Royalty, Revolving Credit and Security Agreement of even date herewith with Assignor (the "Credit and Security Agreement"), and other good and valuable consideration, the receipt of which is hereby acknowledged, does, pursuant to the terms and conditions of the Credit and Security Agreement, hereby assign, transfer and set over unto Assignee, its successors and assigns, as Collateral (as defined in the Credit and Security Agreement) for Assignor's obligations with respect to the Credit Facility (as defined in the Credit and Security Agreement) only, all right, title and interest of Assignor in and to the Pharma Cash Payment (as defined in the Credit Agreement) owed and payable to Assignor on August 13, 2003 pursuant to and under the terms of the Asset Purchase Agreement, dated August 13, 2001, between Assignor and Precision Pharma Services, Inc. (the "Pharma Agreement"), a copy of which is attached hereto as Exhibit A.

TO HAVE AND TO HOLD the same unto Assignee, its successors and assigns, from the date hereof (the "Effective Date") until the Release Date (as defined in the Credit and Security Agreement), subject to the terms, covenants, conditions and provisions contained in the Credit and Security Agreement.

Nothing herein shall place or be construed to place Assignee under any duty or obligation to take any action to preserve any rights of or against any prior or other parties in connection with the Pharma Cash Payment or the Pharma Agreement, to exercise any managerial rights with respect to the Pharma Cash Payment or the Pharma Agreement, or to make collections or enforce payment thereon, or to make or give any presentments, demands for performance, notices of non-performance, protests, notices of protests, notices of dishonor or notices of any other nature in connection with the Pharma Cash Payment or the Pharma Agreement.

Nothing herein shall be deemed to limit or expand the rights, remedies, duties and obligations of the Assignee and the Assignor under the Credit and Security Agreement (including, but not limited to allowing or granting Assignee any rights with respect to the Pharma Cash Payment not otherwise provided to Assignee under the terms of the Credit Agreement) and, to the extent of any conflict between the terms and conditions of this Agreement and the terms and conditions of the Credit and Security Agreement, the terms and conditions of the Credit and Security Agreement shall govern, supersede and prevail.

                            [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Assignor and Assignee have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

                                 Assignor:

                                 V.I. TECHNOLOGIES, INC.

                                 By:    /s/ John R. Barr
                                        ----------------
                                 Name:  John R. Barr
                                 Title: President and Chief Executive Officer

                                 Assignee:

                                 PALL CORPORATION

                                 By:    /s/ Samuel T. Wortham
                                        ---------------------
                                 Name:  Samuel T. Wortham
                                 Title: Group Vice President

                                    EXHIBIT A

Previously filed with the Securities and Exchange Commission on Form 8-K dated August 28, 2001.

                                    EXHIBIT 3

                        FORM OF DEPOSIT ACCOUNT AGREEMENT

To:      ________________________ ("Bank")
         ________________________
         ________________________
         ________________________

Attn:    ________________________

Date:    ________________________

Re:      Depositor:        V.I. Technologies, Inc.

         Secured Party:    Pall Corporation

         Deposit Account:

                         Title:  V.I. Technologies, Inc.

                         No.:    ________________________

                         Type:   ________________________

Gentlemen and Ladies:

     1. Security Interest in Deposit Account. This is to confirm to Bank that Depositor named above has assigned and granted to Secured Party a security interest in the Deposit Account maintained by Depositor with Bank and in all moneys and credits now or hereafter becoming due, owing or payable in connection with the Deposit Account, and any and all future deposits thereto, and any and all proceeds thereof, including any interest earned thereon. Depositor hereby agrees that the Deposit Account is subject to the sole dominion and control of Secured Party, subject to the terms hereof.

     2.    Bank Acknowledgment. This Deposit Account Agreement
(this "Agreement") shall constitute written notice by Secured Party to Bank. Bank represents and agrees that: (a) Bank has received Secured Party's notice of security interest in the Deposit Account; (b) Bank maintains the Deposit Account in Depositor's name at the banking office named above; (c) as of the date hereof, Bank does not have knowledge of a security interest in the Deposit Account claimed by any person other than Secured Party; and (d) prior to receipt of a Blocked Account Notice (defined below) by Bank, Depositor shall have the exclusive right to instruct Bank with respect to matters relating to the withdrawal, operation and administration of, and investment and application of, funds on deposit in the Deposit Account. Subject to the provisions of Paragraph 11 hereof, for so long as this Agreement remains effective, Bank's rights of setoff/banker's lien against the funds in the Deposit Account are subordinate to Secured Party's security interests.

     3. Secured Party's Orders. (a) Depositor, Bank and Secured Party hereby agree that (i) prior to the Effective Time (as defined below), Bank shall honor all withdrawal, payment, transfer or other instructions received from Depositor (but not those from Secured Party) concerning the Deposit Account and (ii) on and after the Effective Time, Bank shall honor only such Orders (as defined below) received from Secured Party (but not those from Depositor or any other party) concerning the Deposit Account, except as otherwise provided in Paragraphs 3(c) and 3(d) below.

     (b) For the purposes hereof, (i) the "Effective Time" shall be the opening of business on the Business Day (as defined below) next succeeding the Business Day on which a notice purporting to be signed by Secured Party in substantially the form attached as Schedule A hereto (a "Blocked Account Notice") is actually received by Bank at the address set forth on Schedule B; provided, that, if any such notice is so received after 3:00 p.m. on any Business Day, the "Effective Time" shall be the opening of business on the second Business Day next succeeding the Business Day on which such receipt occurs and (ii) a "Business Day" is any day other than a Saturday, Sunday or other day on which Bank is or is authorized or required by law to be closed.

     (c) Notwithstanding any provision herein to the contrary, Secured Party shall not give a Blocked Account Notice before August 13, 2003 (the "Effective Date"). The parties hereto agree that any Blocked Account Notice received by Bank before the Effective Date shall be deemed null and void and Bank shall not honor or comply with any Orders (as defined in Paragraph 4 below) received from Secured Party before the Effective Date.

     (d) Secured Party agrees, simultaneously with the delivery of a Blocked Account Notice to Bank, to deliver a copy thereof to Depositor at the address set forth for Depositor on Schedule B. If Depositor, in good faith, disputes the exercise by Secured Party of its right to deliver a Blocked Account Notice and the giving of Orders to Bank on or after the Effective Time, Depositor shall have ten (10) days from the date Secured Party gives the Blocked Account Notice to give notice of such dispute (the "Dispute Notice") to Secured Party and Bank. Upon Bank's actual receipt of the Dispute Notice, Bank shall (i) give notice to Secured Party confirming Bank's receipt of such Dispute Notice and (ii) continue to maintain the Deposit Account until otherwise directed by (the "New Direction") (A) joint written instructions from Secured Party and Depositor or
(B) a final, nonappealable judgment, order or decree of a court of competent jurisdiction. The period of time between Bank's actual receipt of the Dispute Notice and Bank's actual receipt of the New Direction is herein referred to as the "Dispute Period". During the Dispute Period, Bank shall not honor or comply with any Orders received from either Secured Party or Depositor.

     4. Documentation. Secured Party agrees that before it attempts to give Bank any orders or instructions concerning the Deposit Account, including, but not limited to, withdrawal orders, receipts, or other Items (as defined below), orders for funds transfers, stop payment orders, instructions not to allow withdrawals, instructions to close the Deposit Account, or instructions to transfer title of the Deposit Account to another person (collectively, "Orders"), Secured Party shall deliver to Bank such documentation as Bank may from time to time reasonably request to evidence the authority of those partners, officers, employees or agents whom Secured Party authorizes to give Orders. Bank shall have no obligation to act on Secured Party's Orders until Secured Party delivers a Blocked Account Notice to Bank.

     5. Release of Security Interest; Termination of Agreement. Except as provided below, the provisions of this Agreement shall remain in full force and effect until Bank receives Secured Party's written notice of release of its security interest in, or reassignment to Depositor of, the Deposit Account ("Secured Party's Release"). Notwithstanding the foregoing, either Secured Party or Bank may terminate this Agreement by giving twenty (20) days' written notice to the other and to Depositor during which 20-day period this Agreement shall remain in effect. Following such notice of termination Bank shall follow Secured Party's Orders for the payment of the net balance of collected funds in the Deposit Account to Depositor or to Secured Party. Notwithstanding any provision herein to the contrary, if Bank elects to give notice to terminate this Agreement during the Dispute Period, then following such notice of termination, Bank shall transfer the net balance of collected funds in the Deposit Account
(a) as directed by the New Direction if it has been received by Bank, or (b) if Bank has not received the New Direction, to a third party designated by Secured Party (the "escrow agent"), to be held in escrow until the escrow agent shall receive the New Direction.

     6. Deposits by Secured Party. For so long as this Agreement remains in force, Bank may accept from either Depositor or Secured Party, whether for collection or for deposit into the Deposit Account, any checks, drafts, or other instruments for the payment of money (each an "Item" and collectively, "Items") payable or endorsed to Depositor, to Secured Party, to both of them, or to cash or bearer, whether endorsed by written or stamped endorsement, and with or without designation or signature of the person making such endorsement, or endorsed in the form "Credited to the Account of the Within Named Payee - Absence of Endorsement Guaranteed," or words of similar meaning, or unendorsed. Secured Party and Depositor jointly and severally agree that as between Bank, on the one hand, and Secured Party and Depositor, on the other hand, each such Item shall be deemed to bear the special endorsement by Depositor to Secured Party, and by Secured Party to Bank for deposit, of each such Item.

     7. Bank's Authority. Bank shall be fully protected in: (a) before receipt by Bank of a Blocked Account Notice and from and after withdrawal by Secured Party of such Blocked Account Notice, acting upon any Orders concerning the Deposit Account which it reasonably believes to have been given by Depositor; (b) after receipt by Bank of a Blocked Account Notice, but subject to the provisions of paragraphs 3(c) and 3(d) above, acting upon any Orders which it reasonably believes to have been given by Secured Party under this Agreement without making any inquiry as to Secured Party's right or authority to give such Orders or as to the application by Secured Party of any payment made pursuant thereto; (c) disclosing to Secured Party such information concerning the Deposit Account including, without limitation, copies of periodic statements and correspondence between Bank and Depositor concerning the Deposit Account, as Secured Party may from time to time request; provided, however, that Bank shall have no obligation to disclose to Secured Party any information which Bank does not ordinarily make available to its depositors; and (d) until given Orders to the contrary by Secured Party, continuing to pay interest earned on the Deposit Account in accordance with Depositor's instructions. Anything in this Agreement to the contrary notwithstanding, but subject to the provisions of Paragraphs 3(c) and 3(d) above, Bank's only obligation after receipt of a Blocked Account Notice is to follow Secured Party's Orders with respect to the Deposit Account. After receipt of a Blocked Account Notice, Bank, upon at least ten (10) days' written notice to Secured Party, may decline to accept deposits to the Deposit Account.

     8. Deposit Account Agreements. For so long as this Agreement remains in effect Secured Party's transactions involving the Deposit Account shall be subject, except to the extent inconsistent herewith, to the provisions of such deposit account agreements (including, without limitation, account analysis agreements, night depository agreements, and funds transfer agreements), disclosures, and fee schedules as are in effect from time to time for accounts like the Deposit Account.

     9. Bank Reliance on Notices. Bank may request such confirmation as is reasonably necessary or desirable to verify the genuineness, validity or accuracy of any Orders, Blocked Account Notice, withdrawal of Blocked Account Notice, Dispute Notice, Secured Party's Release or any other notice or instructions received from either Depositor or Secured Party hereunder and shall not be liable to any person for any damages alleged to have resulted from any delay occasioned by seeking such confirmation. Notwithstanding the foregoing, Bank may, without inquiry or investigation, rely on any Orders, Blocked Account Notice, withdrawal of Blocked Account Notice, Dispute Notice, Secured Party's Release or any other notice or instructions that Bank believes to have been given by either Depositor or Secured Party hereunder.

     10. Bank's Disclaimers; Scope; Title to Deposit Account. Secured Party and Depositor acknowledge and agree that: (a) Bank makes no representations or warranties, express or implied, concerning the validity, effectiveness, perfection or priority of Secured Party's security interest in the Deposit Account; (b) except as otherwise required by law or by the terms of this Agreement or any other present or future agreement with Depositor or Secured Party, Bank has no obligation to notify Secured Party of any past, present or future lien, demand, claim, claim of security interest, adverse claim, notice, notice to withhold or other claim for taxes, court or administrative order, summons, warrant, subpoena, search warrant, execution, attachment, writ, seizure order or other form of legal process or notice, whether filed, published, sent to or received by Bank, and whether affecting or purporting to affect the Deposit Account; (c) this Agreement applies only to the Deposit Account designated above, but not to any other deposit account which Depositor may now or hereafter maintain with Bank; and (d) unless, after delivering a Blocked Account Notice to Bank, Secured Party instructs Bank to transfer title to the Deposit Account to itself, Bank shall continue to maintain the Deposit Account in the name of Depositor.

     11. Rights Reserved by Bank. Nothing herein constitutes a waiver of, and Bank expressly reserves all of, its present and future rights (whether described as rights of set off, banker's lien, chargeback or otherwise, and whether available to Bank at law, in equity, under any other agreement between Bank and Depositor concerning the Deposit Account or otherwise) with respect to (a) Items deposited to the Deposit Account and returned unpaid, whether for insufficient funds or for any other reason, and without regard to the timeliness of return of any such Item, and (b) overdrafts on the Deposit Account, including but not limited to "daylight overdrafts", and (c) Bank's usual and customary charges for services rendered in connection with the Deposit Account. Secured Party acknowledges and agrees that its security interest in the Deposit Account is subordinate to the rights reserved by Bank in this Paragraph 11.

     12. Indemnification of Bank by Depositor. In order to induce Bank to agree to the terms of this Agreement, Depositor agrees to defend, indemnify and hold Bank, its directors, officers, employees, attorneys, successors and assigns, harmless from and against any and all loss, liability, cost, damage and expense, including, without limitation, reasonable legal fees and expenses, arising out of: (a) acts, errors or omissions of Depositor or Secured Party or the agent of any of them; or (b) Bank's otherwise acting in accordance with the provisions hereof, excepting only liability occasioned solely by Bank's gross negligence or willful misconduct.

     13. Notices; Written Orders to Bank. Any notice given by any party under this Agreement shall be effective only if (a) given in writing and (b) hand delivered, sent by registered first class mail, postage prepaid, return receipt requested, or air courier guaranteeing overnight delivery, or sent by telecopier or other authenticated message, charges prepaid and addressed to the respective addresses set forth in Schedule B attached hereto or in Bank's records for Depositor. Either Secured Party, Depositor or Bank may change the place to which notices, requests, and other communications are to be sent by giving written notice of such change to the others. Notwithstanding the foregoing, Bank shall have no obligation to act upon any Orders, Blocked Account Notice, withdrawal of Blocked Account Notice, Dispute Notice, Secured Party's Release, or other notices or instructions hereunder until received in writing by Bank.

     14. Successors and Assigns; No Third Party Rights; Entire Agreement; Amendments; New York Law; Counterparts; Captions; Severability; Non-Waiver; Bankruptcy/Legal Process; Rights Cumulative; Corporate/Partnership Authority. The provisions of this Agreement shall be binding upon and inure to the benefit of Bank, Secured Party and Depositor and their respective successors and assigns and to no other person, firm or entity; provided, however, that Depositor may not assign any of its rights hereunder without Bank's prior written consent, which Bank shall not unreasonably withhold. This Agreement constitutes the entire agreement between Bank, on the one hand, and Secured Party and Depositor, on the other hand, concerning the subject matter hereof. Except to the extent inconsistent herewith, all other agreements between Bank and Depositor concerning the Deposit Account shall remain in full force and effect. This Agreement may not be amended or its provisions waived except by a writing signed by Bank. This Agreement shall be construed and interpreted in accordance with New York law, without regard to conflicts of laws principles. This Agreement may be executed in counterparts, each of which shall be an original, and all of which shall constitute but one and the same instrument. The captions of paragraphs of this Agreement are for reference only and are not to be construed in any way as a part hereof. To the extent a provision of this Agreement is unenforceable, this Agreement will be construed as if the unenforceable provision were omitted. Bank's failure or delay in exercising any of its rights, powers or privileges under this Agreement shall not be considered a waiver thereof; nor shall any single or partial exercise of any right, power or privilege by Bank preclude other or further exercise thereof. In the event that Depositor becomes subject to voluntary or involuntary proceedings under the United States Bankruptcy Code, or if Bank is served with legal process that Bank in good faith believes affects the Deposit Account, Bank shall have the right to place a hold on funds deposited to the Deposit Account until such time as Bank receives an appropriate court order or other assurances satisfactory to Bank establishing that the funds may be disbursed according to the provisions and instructions contained in this Agreement. All of Bank's rights and remedies, whether available under this Agreement or otherwise, are cumulative, and in addition to other rights or remedies available to Bank. Each person signing on behalf of a party hereto warrants that such party has performed all corporate or partnership actions necessary to make this Agreement a binding obligation, enforceable in accordance with its terms.

           The foregoing is hereby acknowledged and agreed to:

                                            Secured Party:

                                            PALL CORPORATION

                                            By:
                                                -------------------------------
                                                   Name:
                                                   Title:

                                            Depositor:

                                            V.I. TECHNOLOGIES, INC.

                                            By:
                                                -------------------------------
                                                   Name:
                                                   Title:

                                            Bank:

                                            [BANK]

                                            By:
                                                -------------------------------
                                                   Name:
                                                   Title:

                                   Schedule A

                                PALL CORPORATION
                               2200 Northern Blvd.
                           East Hills, New York 11548

                             BLOCKED ACCOUNT NOTICE

                                             _______________,________

[BANK]

_____________________________
_____________________________
_____________________________
Attention: __________________

V.I. Technologies, Inc.
134 Coolidge Avenue
Watertown, Massachusetts  02472
Attention: Thomas T. Higgins, Secretary

           Re: Deposit Account Agreement dated as of ____________, 200__  (the
               "Agreement") among Pall Corporation, V.I. Technologies, Inc., and [Bank]__________________________

Ladies and Gentlemen:

         This constitutes the Blocked Account Notice from Secured Party as referred to in Section 2 of the Agreement.

                                               PALL CORPORATION

                                            By:
                                                -------------------------------
                                                   Name:
                                                   Title:

                                   Schedule B

Secured Party

         Pall Corporation
         2200 Northern Boulevard
         East Hills, New York 11548
         Attention: [*****]
         Fax No.: [*****]
         E-mail: [*****]

with a copy to:

         Carter, Ledyard & Milburn
         2 Wall Street
         New York, New York  10005-2072
         Attention: [*****]
         Fax No.: [*****]
         E-mail: [*****]

Depositor

         V.I. Technologies, Inc.
         134 Coolidge Avenue
         Watertown, Massachusetts 02472
         Attention: [*****]
         Fax No.: [*****]
         E-mail: [*****]

with a copy to:

         Kaye Scholer LLP
         425 Park Avenue
         New York, New York  10022-3598
         Attention: [*****]
         Fax No.: [*****]
         E-mail: [*****]

Bank

         __________________________________
         __________________________________
         __________________________________
         Attention: _______________________
         Fax No.: _________________________
         E-mail: __________________________

----------
Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

                                    EXHIBIT 4

                      FORM OF SECURITIES ACCOUNT AGREEMENT

To:      ________________________ ("Broker")
         ________________________
         ________________________
         ________________________

Attn:    ________________________

Date:    ________________________

Re:      Customer:         V.I. Technologies, Inc.

         Secured Party:    Pall Corporation

         Securities Account:

                          Title:   V.I. Technologies, Inc.

                          No.:     ________________________

                          Type:    ________________________

Gentlemen and Ladies:

     1. Security Interest in Securities Account. This is to confirm to Broker that Customer named above has assigned and granted to Secured Party a security interest in the Securities Account maintained by Customer with Broker and in all financial assets, moneys, instruments, securities, credits and other property now or hereafter becoming due, owing or payable in connection with the Securities Account, and any and all future deposits thereto, and any and all proceeds thereof, including any interest or cash dividends earned thereon. Customer hereby agrees that the Securities Account is subject to the sole dominion and control of Secured Party, subject to the terms hereof.

     2. Broker Acknowledgment. This Securities Account Agreement (this "Agreement") shall constitute written notice by Secured Party to Broker. Broker represents and agrees that: (a) Broker has received Secured Party's notice of security interest in the Securities Account; (b) Broker maintains the Securities Account in Customer's name; (c) attached hereto as Exhibit I is a statement produced by Broker in the ordinary course of its business regarding the property credited to the Securities Account at the statement's date and Broker does not have any knowledge of any inaccuracy in the statement, (d) as of the date hereof, Broker does not have knowledge of a security interest in the Securities Account claimed by any person other than Secured Party; and (e) prior to receipt of a Notice of Exclusive Control (defined below) by Broker, Customer shall have the exclusive right to instruct Broker with respect to matters relating to the withdrawal, disposition, transfer, redemption, operation and administration of, and investment and application of (each an "entitlement order"), any property in the Securities Account. Subject to the provisions of Paragraph 11 hereof, for so long as this Agreement remains effective, Broker's rights of setoff against the property in the Securities Account are subordinate to Secured Party's security interests.

     3. Orders to Broker. (a) Customer, Broker and Secured Party hereby agree that (i) prior to the Effective Time (as defined below), Broker shall honor and comply with all entitlement orders or other instructions or directives (collectively, the "Orders") received from Customer (but not those from Secured Party) concerning the Securities Account, (ii) on and after the Effective Time, Broker shall honor only such Orders received from Secured Party (but not those from Customer or any other party) concerning the Securities Account, except as otherwise provided in Paragraphs 3(c) and 3(d) below, (iii) Broker shall not, at any time, comply with any Order originated by Customer that would require Broker to make a free delivery to Customer or any other person, and (iv) Broker shall not agree with any third party that Broker will honor and comply with Orders originated by such third party.

     (b) For the purposes hereof, (i) the "Effective Time" shall be the opening of business on the Business Day (as defined below) next succeeding the Business Day on which a notice purporting to be signed by Secured Party in substantially the form attached as Schedule A hereto (a "Notice of Exclusive Control") is actually received by Broker at the address set forth on Schedule B; provided, that, if any such notice is so received after 3:00 p.m. on any Business Day, the "Effective Time" shall be the opening of business on the second Business Day next succeeding the Business Day on which such receipt occurs and (ii) a "Business Day" is any day other than a Saturday, Sunday or other day on which Broker is or is authorized or required by law to be closed.

     (c) Notwithstanding any provision herein to the contrary, Secured Party shall not give a Notice of Exclusive Control before August 13, 2003 (the "Effective Date"). The parties hereto agree that any Notice of Exclusive Control received by Broker before the Effective Date shall be deemed null and void and Broker shall not honor or comply with any Orders received from Secured Party before the Effective Date.

     (d) Secured Party agrees, simultaneously with the delivery of a Notice of Exclusive Control to Broker, to deliver a copy thereof to Customer at the address set forth for Customer on Schedule B. If Customer, in good faith, disputes the exercise by Secured Party of its right to deliver a Notice of Exclusive Control and the giving of Orders to Broker on or after the Effective Time, Customer shall have ten (10) days from the date Secured Party gives the Notice of Exclusive Control to give notice of such dispute (the "Dispute Notice") to Secured Party and Broker. Upon Broker's actual receipt of the Dispute Notice, Broker shall (i) give notice to Secured Party confirming Bank's receipt of such Dispute Notice and (ii) continue to maintain the Securities Account until otherwise directed by (the "New Direction") (A) joint written instructions from Secured Party and Customer or (B) a final, nonappealable judgment, order or decree of a court of competent jurisdiction. The period of time between Broker's actual receipt of the Dispute Notice and Broker's actual receipt of the New Direction is herein referred to as the "Dispute Period". During the Dispute Period, Broker shall not honor or comply with any Orders received from either Secured Party or Customer.

     4. Documentation. Secured Party agrees that before it attempts to give Broker any Orders concerning the Securities Account, Secured Party shall deliver to Broker such documentation as Broker may from time to time reasonably request to evidence the authority of those partners, officers, employees or agents whom Secured Party authorizes to give Orders. Broker shall have no obligation to act on Secured Party's Orders until Secured Party delivers a Notice of Exclusive Control to Broker.

     5. Release of Security Interest; Termination of Agreement. Except as provided below, the provisions of this Agreement shall remain in full force and effect until Broker receives Secured Party's written notice of release of its security interest in, or reassignment to Customer of, the Securities Account ("Secured Party's Release"). Notwithstanding the foregoing, either Secured Party or Broker may terminate this Agreement by giving twenty (20) days' written notice to the other and to Customer during which 20-day period this Agreement shall remain in effect. Following such notice of termination Broker shall follow Secured Party's Orders for the transfer of the property credited to the Securities Account to Customer or to Secured Party. Notwithstanding any provision herein to the contrary, if Broker elects to give notice to terminate this Agreement during the Dispute Period, then following such notice of termination, Broker shall transfer the property credited to the Securities Account (a) as directed by the New Direction if it has been received by Broker, or (b) if Broker has not received the New Direction, to a third party designated by Secured Party (the "escrow agent"), to be held in escrow until the escrow agent shall receive the New Direction.

     6. Statements, Confirmations and Notices of Adverse Claims. Broker shall send copies of all statements and confirmations for the Securities Account simultaneously to Customer and Secured Party. Broker will use reasonable efforts promptly to notify Secured Party and Customer of any claims by a third party that it has a property interest in the Securities Account or any property therein and that it is a violation of such third party's rights for anyone else to hold, transfer or deal with the property in the Securities Account.

     7. Broker's Authority. Broker shall be fully protected in: (a) before receipt by Broker of a Notice of Exclusive Control and from and after withdrawal by Secured Party of such Notice of Exclusive Control, but subject to the provisions of paragraphs 3(c) and 3(d) above, acting upon any Orders concerning the Securities Account which it reasonably believes to have been given by Customer; (b) after receipt by Broker of a Notice of Exclusive Control, but subject to the provisions of paragraphs 3(c) and 3(d) above, acting upon any Orders which it reasonably believes to have been given by Secured Party under this Agreement without making any inquiry as to Secured Party's right or authority to give such Orders or as to the application by Secured Party of any payment made pursuant thereto; (c) disclosing to Secured Party such information concerning the Securities Account including, without limitation, copies of periodic statements and correspondence between Broker and Customer concerning the Securities Account, as Secured Party may from time to time request; provided, however, that Broker shall have no obligation to disclose to Secured Party any information which Broker does not ordinarily make available to its Customers; and (d) until given Orders to the contrary by Secured Party, continuing to pay and/or distribute interest or cash dividends earned on the Securities Account in accordance with Customer's instructions. Anything in this Agreement to the contrary notwithstanding, but subject to the provisions of Paragraphs 3(c) and 3(d) above, Broker's only obligation after receipt of a Notice of Exclusive Control is to follow Secured Party's Orders with respect to the Securities Account.

     8. Securities Account Agreements. For so long as this Agreement remains in effect Secured Party's transactions involving the Securities Account shall be subject, except to the extent inconsistent herewith, to the provisions of such Securities Account agreements (including, without limitation, account analysis agreements and funds transfer agreements), disclosures, and fee schedules as are in effect from time to time for accounts like the Securities Account.

     9. Broker Reliance on Notices. Broker may request such confirmation as is reasonably necessary or desirable to verify the genuineness, validity or accuracy of any Orders, Notice of Exclusive Control, withdrawal of Notice of Exclusive Control, Dispute Notice, Secured Party's Release or any other notice or instructions received from either Customer or Secured Party hereunder and shall not be liable to any person for any damages alleged to have resulted from any delay occasioned by seeking such confirmation. Notwithstanding the foregoing, Broker may, without inquiry or investigation, rely on any Orders, Notice of Exclusive Control, withdrawal of Notice of Exclusive Control, Dispute Notice, Secured Party's Release or any other notice or instructions that Broker believes to have been given by either Customer or Secured Party hereunder.

     10. Broker's Disclaimers; Scope; Title to Securities Account. Secured Party and Customer acknowledge and agree that: (a) Broker makes no representations or warranties, express or implied, concerning the validity, effectiveness, perfection or priority of Secured Party's security interest in the Securities Account; (b) except as otherwise required by law or by the terms of this Agreement or any other present or future agreement with Customer or Secured Party, Broker has no obligation to notify Secured Party of any past, present or future lien, demand, claim, claim of security interest, adverse claim, notice, notice to withhold or other claim for taxes, court or administrative order, summons, warrant, subpoena, search warrant, execution, attachment, writ, seizure order or other form of legal process or notice, whether filed, published, sent to or received by Broker, and whether affecting or purporting to affect the Securities Account; (c) this Agreement applies only to the Securities Account designated above, but not to any other Securities Account which Customer may now or hereafter maintain with Broker; and (d) unless, after delivering a Notice of Exclusive Control to Broker, Secured Party instructs Broker to transfer title to the Securities Account to itself, Broker shall continue to maintain the Securities Account in the name of Customer.

     11. Prior Lien Reserved by Broker. Nothing herein constitutes a waiver of, and Broker expressly reserves and retains its prior lien on property in the Securities Account to secure payment for property purchased for the Securities Account and Broker's normal commissions and usual and customary fees for services rendered in connection with the Securities Account. Secured Party acknowledges and agrees that its security interest in the Securities Account is subordinate to the rights reserved by Broker in this Paragraph 11.

     12. Indemnification of Broker by Customer. In order to induce Broker to agree to the terms of this Agreement, Customer agrees to defend, indemnify and hold Broker, its directors, officers, employees, attorneys, successors and assigns, harmless from and against any and all loss, liability, cost, damage and expense, including, without limitation, reasonable legal fees and expenses, arising out of: (a) acts, errors or omissions of Customer or Secured Party or the agent of any of them; or (b) Broker's otherwise acting in accordance with the provisions hereof, excepting only liability occasioned solely by Broker's gross negligence or willful misconduct.

     13. Notices; Written Orders to Broker. Any notice given by any party under this Agreement shall be effective only if (a) given in writing and (b) hand delivered, sent by registered first class mail, postage prepaid, return receipt requested, or air courier guaranteeing overnight delivery, or sent by telecopier or other authenticated message, charges prepaid and addressed to the respective addresses set forth in Schedule B attached hereto or in Broker's records for Customer. Either Secured Party, Customer or Broker may change the place to which notices, requests, and other communications are to be sent by giving written notice of such change to the others. Notwithstanding the foregoing, Broker shall have no obligation to act upon any Orders, Notice of Exclusive Control, withdrawal of Notice of Exclusive Control, Dispute Notice, Secured Party's Release, or other notices or instructions hereunder until received in writing by Broker.

     14. Successors and Assigns; No Third Party Rights; Entire Agreement; Amendments; New York Law; Counterparts; Captions; Severability; Non-Waiver; Bankruptcy/Legal Process; Rights Cumulative; Corporate/Partnership Authority. The provisions of this Agreement shall be binding upon and inure to the benefit of Broker, Secured Party and Customer and their respective successors and assigns and to no other person, firm or entity; provided, however, that Customer may not assign any of its rights hereunder without Broker's prior written consent, which Broker shall not unreasonably withhold. This Agreement constitutes the entire agreement between Broker, on the one hand, and Secured Party and Customer, on the other hand, concerning the subject matter hereof. Except to the extent inconsistent herewith, all other agreements between Broker and Customer concerning the Securities Account shall remain in full force and effect. This Agreement may not be amended or its provisions waived except by a writing signed by Broker. This Agreement shall be construed and interpreted in accordance with New York law, without regard to conflicts of laws principles. This Agreement may be executed in counterparts, each of which shall be an original, and all of which shall constitute but one and the same instrument. The captions of paragraphs of this Agreement are for reference only and are not to be construed in any way as a part hereof. To the extent a provision of this Agreement is unenforceable, this Agreement will be construed as if the unenforceable provision were omitted. Broker's failure or delay in exercising any of its rights, powers or privileges under this Agreement shall not be considered a waiver thereof; nor shall any single or partial exercise of any right, power or privilege by Broker preclude other or further exercise thereof. In the event that Customer becomes subject to voluntary or involuntary proceedings under the United States Bankruptcy Code, or if Broker is served with legal process that Broker in good faith believes affects the Securities Account, Broker shall have the right to place a hold on funds deposited to the Securities Account until such time as Broker receives an appropriate court order or other assurances satisfactory to Broker establishing that the funds may be disbursed according to the provisions and instructions contained in this Agreement. All of Broker's rights and remedies, whether available under this Agreement or otherwise, are cumulative, and in addition to other rights or remedies available to Broker. Each person signing on behalf of a party hereto warrants that such party has performed all corporate or partnership actions necessary to make this Agreement a binding obligation, enforceable in accordance with its terms.

     15. Financial Assets. All property credited to the Securities Account shall be treated as financial assets under Article 8 of the New York Uniform Commercial Code (the "UCC").

     16. Rights of Secured Party in Securities Account. Broker hereby agrees that Secured Party will be entitled to all rights and remedies to which a person in control of "financial assets" (within the meaning of Section 8-102(a)(9) of the UCC) is entitled pursuant to Part 5 of Article 8 of the UCC and Article 9 of the UCC, and Broker agrees to follow the instructions of Secured Party with respect to the disposition, transfer or redemption of any and all moneys, instruments, securities and other property deposited in or credited to the Securities Account without further consent from Customer.

     Without limiting the foregoing, if at any time Broker shall receive an "entitlement order" (within the meaning of Section 8-102(a)(8) of the UCC) issued by Secured Party and relating to the Securities Account, Broker shall comply with such entitlement order without further consent of Customer or any other person. Broker hereby agrees that it shall be a "securities intermediary" within the meaning of Section 8-102(a)(14) of the UCC and that the Securities Account shall be maintained as a "securities account" (as such term is defined in Section 8-501(a) of the UCC) to the extent that any "investment property" (as defined in Section 9-102(a)(49) of the UCC) is maintained in or in respect of the Securities Account and that each item of investment property credited to the Securities Account shall be treated as a financial asset. Broker further agrees that all securities or other investment property underlying any financial assets credited to the Securities Account shall be registered in the name of Broker, endorsed to it or in blank or credited to another securities account maintained in its name.

     17. Securities Intermediary's Jurisdiction. The "Securities Intermediary's Jurisdiction" within the meaning of Section 8-110 of the UCC is and shall continue to be the State of New York.

           The foregoing is hereby acknowledged and agreed to:

                                              Secured Party:

                                              PALL CORPORATION

                                              By:
                                                   -----------------------------
                                                      Name:
                                                      Title:

                                              Customer:

                                              V.I. TECHNOLOGIES, INC.

                                              By:
                                                   -----------------------------
                                                      Name:
                                                      Title:

                                              Broker:

                                              [BROKER]

                                              By:
                                                   -----------------------------
                                                      Name:
                                                      Title:

                                    Exhibit I

                 [Broker's Statement for the Securities Account]

                                   Schedule A

                                PALL CORPORATION
                               2200 Northern Blvd.
                           East Hills, New York 11548

                           NOTICE OF EXCLUSIVE CONTROL

                                            _______________,_______

[BROKER]
________________________________
________________________________
________________________________
Attention: _____________________

V.I. Technologies, Inc.
134 Coolidge Avenue
Watertown, Massachusetts  02472
Attention: Thomas T. Higgins, Secretary

             Re: Securities Account Agreement dated as of __________, 200__ (the
                 "Agreement") among Pall Corporation, V.I. Technologies, Inc., and [Broker]_______________________

Ladies and Gentlemen:

     This constitutes the Notice of Exclusive Control from Secured Party as referred to in Section 2 of the Agreement.

                                                  PALL CORPORATION

                                                  By:
                                                       -------------------------
                                                           Name:
                                                           Title:

                                   Schedule B

Secured Party

         Pall Corporation
         2200 Northern Boulevard
         East Hills, New York 11548
         Attention: [*****]
         Fax No.: [*****]
         E-mail: [*****]

with a copy to:

         Carter, Ledyard & Milburn
         2 Wall Street
         New York, New York  10005-2072
         Attention: [*****]
         Fax No.: [*****]
         E-mail: [*****]

Customer

         V.I. Technologies, Inc.
         134 Coolidge Avenue
         Watertown, Massachusetts 02472
         Attention: [*****]
         Fax No.: [*****]
         E-mail: [*****]

with a copy to:

         Kaye Scholer LLP
         425 Park Avenue
         New York, New York  10022-3598
         Attention: [*****]
         Fax No.: [*****]
         E-mail: [*****]

Broker

         __________________________________
         __________________________________
         __________________________________
         Attention:  ______________________
         Fax No.:  ________________________
         E-mail:  _________________________

----------
Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

                                SCHEDULE 5.08(c)

                    DEPOSIT ACCOUNTS AND SECURITIES ACCOUNTS

INSTITUTION    CONTACT INFORMATION             DESCRIPTION OF AMMOUNT  ACCOUNT #

JP MORGAN CHASE

               [*****]                         Operating               [*****]
               [*****]
               JP Morgan Chase                 Certificates of Deposit [*****]
               395 North service Road
               Melville, NY 11747
               Tel:[*****]
               Tel:[*****]

               *The Certificate of Deposit, totalling $XXXXX, collateralize two Letters of Credit which expire in August 2002, Upon expiration, the Certificate of Deposit will mature. Vitex will enter into new Letters of Credit with Silicon Valley bank for the same amount which will also need to be collateralized.

SILICON VALLEY BANK

               [*****]                         Operating               [*****]
               [*****]
               Sillicon Valley Bank            Employee Stock Purchase [*****]
               One Newton Executive Park
               2221 Washington Street Suite    Payroll                 [*****]
               200
               Newton, MA 02462
               Tel:[*****]                     Investment              [*****]

UBS PAINEWEBBER INC.

               [*****]                         Investment              [*****]
               [*****]
               UBS PaineWebber Inc.
               1 North Wacker Drive
               Suite 2500
               Chicago, IL 60606
               Tel:[*****] Fax [*****]

----------
Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

                                SCHEDULE 8.01(e)
                                   LITIGATION

ETHANOL USAGE

Vitex used ethanol within its Plasma Operations as a concentration agent in its plasma fractionation process and in column regeneration for the transfusion plasma process. Ethanol had been purchased by Vitex on the assumption that it is entitled to tax-exempt status based on operations and usage in manufacturing. An application to formalize tax-exempt status has been pending before the U.S. Bureau of Alcohol, Tobacco and Firearms (the "Bureau") since 1998. The Bureau initiated its review in 2000 and requested Vitex to pay ethanol excise tax until a determination is made. On advice of counsel, Vitex commenced paying the excise tax in October 2000 while the review was in process.

In the event of a determination that Vitex is not eligible for tax exemption, the Bureau advised Vitex that it would be entitled to a drawback arrangement for alcohol usage. To date, Vitex has recovered $2.6 million in drawback claims from the Bureau related to plasma fractionation. The Bureau has disallowed drawback on the transfusion plasma process and Vitex is challenging this decision. Due to the uncertainty of securing drawback rights on transfusion plasma, Vitex has fully reserved all related tax deposits. Management continues to pursue tax-exempt status.

At June 30, 2002, Vitex had filed for recovery of deposits made to the Bureau in the amount of [*****] million. [*****]. [*****] has indemnified Vitex for any settlement amounts in excess of [*****].

----------
Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

                                SCHEDULE 8.01(f)

                                 EXISTING LIENS

         (i)      in the State of Massachusetts:

------------------------------------------------------------------------------------------------------------------------
Debtor                       Filing Date and Place       Secured Party            Property
------------------------------------------------------------------------------------------------------------------------
Pentose Pharmaceuticals,     02/11/1999 (Secretary of    Newcourt Financial USA   Equipment forming part of Lease
Inc., amended to change      the Commonwealth)           Inc.                     Agreement L3447 dated 02/04/1998
debtor name to V.I.                                                               together with all attachments and
Technologies, Inc. on                                                             insurance thereon and proceeds
06/14/2001                                                                        thereof.  Debtor has no right to
                                                                                  encumber this collateral.
------------------------------------------------------------------------------------------------------------------------
Pentose Pharmaceuticals,     10/06/1999 (Secretary of    Transamerica Business    Laboratory and computer equipment and
Inc., amended to change      the Commonwealth)           Credit Corporation       products thereof, subject to Master
debtor name to V.I.                                                               Loan and Security Agreement dated
Technologies, Inc. on                                                             4/30/1999.
05/10/2000
------------------------------------------------------------------------------------------------------------------------
V.I. Technologies, Inc.*     05/24/2001 (Secretary of    First Sierra             Equipment, personal property and other
                             the Commonwealth)           Financial, Inc.          property covered by Lease Agreement,
                                                                                  Finance Agreement or other Agreement
                                                                                  (Agreement Number 294611-1/337591),
                                                                                  all insurance proceeds, other proceeds,
                                                                                  additions and substitutions thereof.
------------------------------------------------------------------------------------------------------------------------
V.I. Technologies, Inc.      08/10/2001 (Secretary of    De Lage Landen           One Perkin API3000 91166791-INV,
                             the Commonwealth)           Financial Services,      including all components, additions,
                                                         Inc.                     upgrades, attachments and proceeds
                                                                                  thereof pursuant to Contract No.
                                                                                  24400178.
------------------------------------------------------------------------------------------------------------------------

         (ii)     in the State of New York

------------------------------------------------------------------------------------------------------------------------
Debtor                       Filing Date and Place       Secured Party            Property
------------------------------------------------------------------------------------------------------------------------
Melville Biologics, Inc.,    02/08/1995 (Suffolk         Originally Miles Inc.,   All of debtor's right, title and
amended to change debtor     County) and 02/09/1995      amended (with            interest in all of debtor's now owned
name to V.I. Technologies,   (Secretary of State)        Secretary of State       or in the future acquired equipment,
Inc. on 12/18/1996 and                                   only) to change          inventory, general intangibles and
continued (by the filing                                 secured party name to    accounts (including, but not limited,
of a continuation                                        Bayer Corporation on     to those items set forth in the
statement) on 12/13/1999                                 05/13/1996               Schedules) and all proceeds and
(with Secretary of State)                                                         products of the foregoing.
and 12/15/1999 (in Suffolk
County)*
------------------------------------------------------------------------------------------------------------------------
V.I. Technologies, Inc.*     12/23/1997 (Secretary of    The Chase Manhattan      All of debtor's right, title and
                             State) and 12/24/1997       Bank                     interest in the now owned or in the
                             (Suffolk County)                                     future acquired accounts, chattel
                                                                                  paper, contracts, documents,equipment,
                                                                                  general intangibles,
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                  instruments, inventory and investment
                                                                                  property and all proceeds and products
                                                                                  of the foregoing (all pursuant to a
                                                                                  security agreement signed by
                                                                                  debtor).
------------------------------------------------------------------------------------------------------------------------
V.I. Technologies, Inc.*     08/18/1998 (Secretary of    The Chase Manhattan      Debtor's right, title and interest in
                             State)                      Bank                     the now owned or future acquired
                                                                                  fixtures, equipment articles of
                                                                                  personal property, or improvements
                                                                                  attached to or used in connection with
                                                                                  certain real property in Melville,
                                                                                  N.Y. (other than equipment leased from
                                                                                  Finova Capital Corp.) and all proceeds
                                                                                  therefrom and rights relating thereto.
------------------------------------------------------------------------------------------------------------------------
V.I. Technologies, Inc.      07/02/1998 (Secretary of    AT&T Credit              Equipment now leased or in the future
                             State and Suffolk County)   Corporation and CIT      acquired pursuant to Lease No.E113050,
                                                                                  and all attachments, substitutions
                                                                                  and proceeds therefrom.
------------------------------------------------------------------------------------------------------------------------
V.I. Technologies, Inc.      10/01/1998 (Secretary of    Newcourt                 Equipment now leased or hereafter
                             State and Suffolk County)   Communications Finance   acquired pursuant to Lease No. E301183
                                                         Corporation              and all attachments, substitutions and
                                                                                  proceeds therefrom.
------------------------------------------------------------------------------------------------------------------------
V.I. Technologies, Inc.      05/10/2000 (Secretary of    Transamerica Business    Two Hitachi HPLC Systems and all
                             State) and 05/12/2000       Credit Corporation       attachments, substitutions and
                             (Suffolk County)                                     proceeds thereto, pursuant to Master
                                                                                  Loan and Security Agreement dated
                                                                                  April 30, 1999.
------------------------------------------------------------------------------------------------------------------------
V.I. Technologies, Inc.      05/10/2000 (Secretary of    Transamerica Business    Laboratory and computer equipment set
                             State) and 05/12/2000       Credit Corporation       forth on a Schedule and all
                                                                                  County) attachments, substitutions
                                                                                  and proceeds thereto, pursuant to
                                                                                  Master Loan and Security Agreement
                                                                                  dated April 30, 1999.
------------------------------------------------------------------------------------------------------------------------
Vitex*                       05/04/2000 (Secretary of    Beckman Coulter,         All title, rights and interest in an
                             State) and 05/08/2000       Incorporated             ACL 3000+ Analyzer, including all
                             (Suffolk County)                                     consumables, attached hardware and
                                                                                  software and proceeds thereof.
------------------------------------------------------------------------------------------------------------------------
Vitex*                       10/27/1997 (Secretary of    DiverseyLever Inc.       Two-850 gallon bulk tanks and two-1100
                             State) and 12/04/1997                                gallon containment tanks and proceeds
                             (Suffolk County)                                     of collateral.
------------------------------------------------------------------------------------------------------------------------
Vitex                                                    Lighthouse Capital       All equipment and property covered by
                                                         Partners II, L.P.        Summary of Equipment Schedule No. 05
                                                                                  to No. 10 per the Lease Line Schedule
                                                                                  No. 01 to the Master Equipment Lease
                                                                                  Agreement No. 161.
------------------------------------------------------------------------------------------------------------------------